Exhibit 99.5

PRO FORMA COMBINED FINANCIAL SUPPLEMENT

SECOND QUARTER 2005

JPMORGAN CHASE & CO. TABLE OF CONTENTS

EXPLANATORY NOTE

     The unaudited pro forma combined historical financial information contained in this document is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) and Bank One Corporation (“Bank One”) may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the company may have appeared had the two companies actually been merged as of the earliest date indicated and had such business segments existed in the combined company as of the earliest date indicated. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.

     The unaudited pro forma combined historical financial information has been derived from and should be read in conjunction with the historical financial statements and related notes of JPMorgan Chase and Bank One, as filed with the Securities and Exchange Commission.

     The unaudited pro forma combined historical financial information includes (i) purchase price adjustments as of July 1, 2004, to reflect the merger as of such date of Bank One with JPMorgan Chase, (ii) estimated adjustments to record the assets and liabilities of Bank One at their respective fair values as of July 1, 2004, and (iii) adjustments for changes in management accounting policies as of July 1, 2004.

     The unaudited pro forma combined historical financial information is presented for illustrative purposes only. This information does not include:

(i)	the impact of the sale of the Bank One corporate trust business to JPMorgan Chase;

(ii)	any cost savings obtained since July 1, 2004 or anticipated to be obtained in the future from the merger;

(iii)	any merger-related costs incurred since July 1, 2004 or anticipated to be incurred in the future in connection with the merger;

(iv)	the impact of any share repurchases since July 1, 2004;

(v)	any change in the allocation of the purchase price adjustments or of the fair value adjustments since July 1, 2004;

(vi)	any adjustments for changes in management accounting policies or the impact of any conformance of management accounting policies since July 1, 2004.

     For the reasons stated above, the unaudited pro forma combined historical financial information included in this document does not necessarily indicate the combined results of operations or the combined financial position of the company that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the actual results of operations or the financial position of the Firm since July 1, 2004 nor is it indicative of the results of operations or the financial position of the Firm in future periods.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share, ratio and headcount data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$12,743	$13,647	$12,950	$12,505	$13,279	(7)%		(4)%		$26,390	$27,086	(3)%
Provision for Credit Losses	587	427	1,157	1,169	248	37		137		1,014	401	153
Noninterest Expense	10,899	9,937	9,386	9,377	12,629	10		(14)		20,836	21,741	(4)
Net Income	994	2,264	1,666	1,418	433	(56)		130		3,258	3,460	(6)

Per Common Share:
Net Income Per Share — Diluted	$0.28	$0.63	$0.46	$0.39	$0.12	(56)		133		$0.91	$0.96	(5)
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—		0.68	0.68	—
Book Value Per Share	29.95	29.78	29.61	29.42	29.06	1		3		29.95	29.06	3
Closing Share Price	35.32	34.60	39.01	39.73	38.77	2		(9)		35.32	38.77	(9)

Common Shares Outstanding:
Weighted-Average Diluted Shares Outstanding	3,548.3	3,569.8	3,602.0	3,592.0	3,588.6	(1)		(1)		3,559.0	3,589.0	(1)
Common Shares Outstanding at Period-end	3,514.0	3,525.3	3,556.2	3,564.1	3,559.0	—		(1)		3,514.0	3,559.0	(1)

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	4%	9%	6%	5%	2%	(500	) bp	200	bp	6%	7%	(100	) bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	6	15	11	9	3	(900)		300		11	11	—
Return on Assets (“ROA”) (a) (c)	0.34	0.79	0.57	0.50	0.15	(45)		19		0.56	0.61	(5)
Tier 1 Capital Ratio	8.2 (d)	8.6	8.7	8.6	8.6	(40)		(40)
Total Capital Ratio	11.3 (d)	11.9	12.2	12.0	11.8	(60)		(50)

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,171,283	$1,178,305	$1,157,248	$1,138,469	$1,153,304	(1)%		2%
Wholesale Loans	149,588	137,401	135,067	132,344	133,011	9		12
Consumer Loans	266,437	265,268	267,047	261,357	225,557	—		18
Deposits	534,640	531,379	521,456	496,454	511,386	1		5
Common Stockholders’ Equity	105,246	105,001	105,314	104,844	103,439	—		2

Headcount	168,461	164,381	160,968	162,275	165,608	2		2

LINE OF BUSINESS EARNINGS
Investment Bank	$606	$1,325	$660	$627	$1,016	(54)		(40)		$1,931	$2,367	(18)%
Retail Financial Services	980	988	775	822	938	(1)		4		1,968	1,682	17
Card Services	542	522	515	421	409	4		33		1,064	745	43
Commercial Banking	174	243	254	215	234	(28)		(26)		417	523	(20)
Treasury & Securities Services	229	245	145	96	103	(7)		122		474	196	142
Asset & Wealth Management	283	276	263	197	190	3		49		559	419	33
Corporate (e)	(486)	(687)	(296)	(219)	(103)	29		(372)		(1,173)	(118)	NM

Total Operating Earnings	2,328	2,912	2,316	2,159	2,787	(20)		(16)		5,240	5,814	(10)
Reconciling Items (After-Tax):
Merger Costs	(173)	(90)	(324)	(462)	(60)	92		188		(263)	(60)	338
Litigation Reserve Charge	(1,161)	(558)	—	—	(2,294)	108		(49)		(1,719)	(2,294)	(25)
Accounting Policy Conformity	—	—	(326)	(279)	—	NM		NM		—	—	NM

Net Income	$994	$2,264	$1,666	$1,418	$433	(56)		130		$3,258	$3,460	(6)

(a)	Based on annualized amounts.
(b)
Net income applicable to common stock divided by Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(c)	Represents Net income divided by Total average assets.
(d)	Estimated.
(e)	Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME — REPORTED BASIS
(in millions, except per share, ratio and headcount data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005			2QTR 2004	2005	2004	2004
REVENUE
Investment Banking Fees	$961	$993	$1,073	$879	$939	(3)%			2%	1,954	1,683	16%
Trading Revenue (a)	387	1,859	611	408	968	(79)			(60)	2,246	2,745	(18)
Lending & Deposit Related Fees	851	820	903	943	957	4			(11)	1,671	1,898	(12)
Asset Management, Administration and Commissions	2,541	2,498	2,330	2,185	2,302	2			10	5,039	4,662	8
Securities / Private Equity Gains (Losses)	407	(45)	569	413	403	NM			1	362	990	(63)
Mortgage Fees and Related Income	336	362	85	233	316	(7)			6	698	509	37
Credit Card Income	1,763	1,734	1,822	1,782	1,686	2			5	3,497	3,242	8
Other Income	496	201	228	210	434	147			14	697	772	(10)

Noninterest Revenue	7,742	8,422	7,621	7,053	8,005	(8)			(3)	16,164	16,501	(2)

Interest Income	10,949	10,632	9,862	9,493	8,736	3			25	21,581	17,590	23
Interest Expense	5,948	5,407	4,533	4,041	3,462	10			72	11,355	7,005	62

Net Interest Income	5,001	5,225	5,329	5,452	5,274	(4)			(5)	10,226	10,585	(3)

TOTAL NET REVENUE	12,743	13,647	12,950	12,505	13,279	(7)			(4)	26,390	27,086	(3)

Provision for Credit Losses	587	427	1,157	1,169	248	37			137	1,014	401	153

NONINTEREST EXPENSE
Compensation Expense	4,266	4,702	4,211	4,050	4,227	(9)			1	8,968	8,794	2
Occupancy Expense	580	525	609	604	596	10			(3)	1,105	1,190	(7)
Technology and Communications Expense	896	920	1,051	1,046	960	(3)			(7)	1,816	1,949	(7)
Professional & Outside Services	1,130	1,074	1,191	1,103	1,106	5			2	2,204	2,303	(4)
Marketing	537	483	428	506	521	11			3	1,020	1,010	1
Other Expense	954	805	981	920	1,037	19			(8)	1,759	1,922	(8)
Amortization of Intangibles	385	383	392	396	392	1			(2)	768	783	(2)

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,748	8,892	8,863	8,625	8,839	(2)			(1)	17,640	17,951	(2)
Merger Costs	279	145	523	752	90	92			210	424	90	371
Litigation Reserve Charge	1,872	900	—	—	3,700	108			(49)	2,772	3,700	(25)

TOTAL NONINTEREST EXPENSE	10,899	9,937	9,386	9,377	12,629	10			(14)	20,836	21,741	(4)

Income before Income Tax Expense	1,257	3,283	2,407	1,959	402	(62)			213	4,540	4,944	(8)
Income Tax Expense (Benefit)	263	1,019	741	541	(31)	(74)			NM	1,282	1,484	(14)

NET INCOME	$994	$2,264	$1,666	$1,418	$433	(56)			130	$3,258	$3,460	(6)

NET INCOME APPLICABLE TO COMMON STOCK	$991	$2,259	$1,653	$1,405	$420	(56)			136	$3,250	$3,434	(5)

NET INCOME PER COMMON SHARE
Basic Earnings per Share	$0.28	$0.64	$0.47	$0.40	$0.12	(56)			133	$0.93	$0.98	(5)
Diluted Earnings per Share	0.28	0.63	0.46	0.39	0.12	(56)			133	0.91	0.96	(5)

Weighted-Average Basic Shares Outstanding	3,493.0	3,517.5	3,514.7	3,513.5	3,509.4	(1)			—	3,505.2	3,506.6	—
Weighted-Average Diluted Shares Outstanding	3,548.3	3,569.8	3,602.0	3,592.0	3,588.6	(1)			(1)	3,559.0	3,589.0	(1)

FINANCIAL RATIOS
ROE	4%	9%	6%	5%	2%	(500	) bp	200	bp	6%	7%	(100	) bp
ROE-GW	6	15	11	9	3	(900)			300	11	11	—
ROA	0.34	0.79	0.57	0.50	0.15	(45)			19	0.56	0.61	(5)
Effective Income Tax Rate	21	31	31	28	8	(1,000)			1,300	28	30	(200)
Overhead Ratio	86	73	72	75	95	1,300			(900)	79	80	(100)

Headcount	168,461	164,381	160,968	162,275	165,608	2%			2%	168,461	165,608	2%

(a)	Trading NII is not included in Trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)

					PRO FORMA	Jun 30, 2005
					COMBINED	Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2005	2005	2004	2004	2004	2005	2004
ASSETS
Cash and Due from Banks	$35,092	$37,593	$35,168	$30,815	$38,193	(7)%	(8)%
Deposits with Banks	9,080	14,331	21,680	33,082	46,445	(37)	(80)
Federal Funds Sold and Securities Purchased under Resale Agreements	130,785	132,751	101,354	96,031	112,236	(1)	17
Securities Borrowed	58,457	53,174	47,428	50,546	45,725	10	28
Trading Assets:
Debt and Equity Instruments	235,803	230,725	222,832	214,852	190,772	2	24
Derivative Receivables	55,015	60,388	65,982	57,795	55,086	(9)	—
Securities	58,573	75,251	94,512	92,816	135,427	(22)	(57)
Interests in Purchased Receivables	27,887	28,484	31,722	30,479	30,184	(2)	(8)
Loans (Net of Allowance for Loan Losses)	409,231	395,734	394,794	386,208	351,478	3	16
Private Equity Investments	6,488	7,333	7,735	8,547	9,149	(12)	(29)
Accrued Interest and Accounts Receivable	24,245	21,098	21,409	19,876	21,712	15	12
Premises and Equipment	9,354	9,344	9,145	8,880	8,992	—	4
Goodwill	43,537	43,440	43,203	42,947	43,016	—	1
Other Intangible Assets:
Mortgage Servicing Rights	5,026	5,663	5,080	5,168	5,797	(11)	(13)
Purchased Credit Card Relationships	3,528	3,703	3,878	4,055	4,527	(5)	(22)
All Other Intangibles	5,319	5,514	5,726	5,945	5,873	(4)	(9)
Other Assets	53,863	53,779	45,600	50,427	48,692	—	11

TOTAL ASSETS	$1,171,283	$1,178,305	$1,157,248	$1,138,469	$1,153,304	(1)	2

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$138,025	$130,533	$129,257	$122,054	$130,740	6	6
Interest-Bearing	263,952	271,592	261,673	254,611	248,499	(3)	6
Non-U.S. Offices:
Noninterest-Bearing	7,289	6,669	6,931	7,259	7,867	9	(7)
Interest-Bearing	125,374	122,585	123,595	112,530	124,280	2	1

Total Deposits	534,640	531,379	521,456	496,454	511,386	1	5
Federal Funds Purchased and Securities Sold under Repurchase Agreements	137,350	137,062	127,787	167,313	159,875	—	(14)
Commercial Paper	12,842	13,063	12,605	10,307	15,370	(2)	(16)
Other Borrowed Funds	12,716	10,124	9,039	9,454	11,920	26	7
Trading Liabilities:
Debt and Equity Instruments	83,011	96,090	87,942	78,767	82,625	(14)	—
Derivative Payables	51,269	57,626	63,265	52,307	46,620	(11)	10
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	77,064	72,183	75,722	68,675	75,449	7	2
Beneficial Interests Issued by Consolidated VIEs	43,826	44,827	48,061	45,840	44,873	(2)	(2)
Long-Term Debt	101,182	99,329	95,422	91,754	90,693	2	12
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,998	11,282	10,296	11,745	10,045	6	19

TOTAL LIABILITIES	1,065,898	1,072,965	1,051,595	1,032,616	1,048,856	(1)	2

STOCKHOLDERS’ EQUITY
Preferred Stock	139	339	339	1,009	1,009	(59)	(86)
Common Stock	3,604	3,598	3,585	3,576	3,560	—	1
Capital Surplus	73,911	73,394	72,801	72,183	71,469	1	3
Retained Earnings	31,032	31,253	30,209	29,779	29,596	(1)	5
Accumulated Other Comprehensive Income (Loss)	(61)	(623)	(208)	(242)	(911)	90	93
Treasury Stock, at Cost	(3,240)	(2,621)	(1,073)	(452)	(275)	(24)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,385	105,340	105,653	105,853	104,448	—	1

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,171,283	$1,178,305	$1,157,248	$1,138,469	$1,153,304	(1)	2

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
AVERAGE BALANCES
ASSETS
Deposits with Banks	$18,646	$15,232	$31,799	$34,166	$30,480	22%		(39)%		$16,948	$27,766	(39)%
Federal Funds Sold and Securities Purchased under Resale Agreements	139,864	121,189	104,038	102,042	93,955	15		49		130,580	91,891	42
Securities Borrowed	60,207	52,449	47,663	47,087	55,778	15		8		56,349	53,803	5
Trading Assets — Debt Instruments	193,660	187,669	186,013	170,663	159,783	3		21		190,681	168,180	13
Securities	67,705	93,438	92,294	94,720	143,860	(28)		(53)		80,500	144,845	(44)
Interests in Purchased Receivables	28,082	29,277	30,491	28,917	28,982	(4)		(3)		28,676	31,332	(8)
Loans	404,318	398,494	400,841	390,753	359,871	1		12		401,422	355,530	13

Total Interest-Earning Assets	912,482	897,748	893,139	868,348	872,709	2		5		905,156	873,347	4
Trading Assets — Equity Instruments	43,935	43,717	35,803	30,275	38,934	—		13		43,827	29,468	49
All Other Noninterest-Earning Assets	219,616	221,353	225,946	218,712	232,608	(1)		(6)		220,479	231,885	(5)

TOTAL ASSETS	$1,176,033	$1,162,818	$1,154,888	$1,117,335	$1,144,251	1		3		$1,169,462	$1,134,700	3

LIABILITIES
Interest-Bearing Deposits	$394,455	$388,355	$377,368	$365,104	$376,087	2		5		$391,422	$366,806	7
Federal Funds Purchased and Securities Sold under Repurchase Agreements	158,268	151,335	158,633	163,206	166,544	5		(5)		154,821	164,414	(6)
Commercial Paper	12,496	12,665	10,885	12,497	14,625	(1)		(15)		12,580	14,200	(11)
Other Borrowings (a)	98,936	98,259	89,674	84,387	84,757	1		17		98,600	86,712	14
Beneficial Interests Issued by Consolidated VIEs	43,743	45,294	46,366	43,308	44,516	(3)		(2)		44,514	46,271	(4)
Long-Term Debt	111,858	108,004	104,599	101,061	99,570	4		12		109,941	99,098	11

Total Interest-Bearing Liabilities	819,756	803,912	787,525	769,563	786,099	2		4		811,878	777,501	4
Noninterest-Bearing Liabilities	250,792	253,222	261,487	242,394	251,917	(1)		—		252,000	251,409	—

TOTAL LIABILITIES	1,070,548	1,057,134	1,049,012	1,011,957	1,038,016	1		3		1,063,878	1,028,910	3

Preferred Stock	216	339	1,002	1,009	1,009	(36)		(79)		277	1,009	(73)
Common Stockholders’ Equity	105,269	105,345	104,874	104,369	105,226	—		—		105,307	104,781	1

TOTAL STOCKHOLDERS’ EQUITY	105,485	105,684	105,876	105,378	106,235	—		(1)		105,584	105,790	—

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,176,033	$1,162,818	$1,154,888	$1,117,335	$1,144,251	1		3		$1,169,462	$1,134,700	3

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	4.08%	4.11%	2.60%	1.53%	1.72%	(3	) bp	236	bp	4.09%	1.73%	236	bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.70	2.43	2.03	1.85	1.43	27		127		2.58	1.43	115
Securities Borrowed	2.08	1.71	1.34	1.01	0.67	37		141		1.91	0.73	118
Trading Assets — Debt Instruments	5.06	4.89	4.44	4.64	4.36	17		70		4.98	4.33	65
Securities	3.77	4.93	4.43	4.42	4.73	(116)		(96)		4.44	4.56	(12)
Interests in Purchased Receivables	3.08	2.58	2.11	1.63	1.26	50		182		2.83	1.24	159
Loans	6.24	6.11	5.66	5.67	5.18	13		106		6.18	5.28	90
Total Interest-Earning Assets	4.85	4.83	4.40	4.33	4.00	2		85		4.84	4.04	80
INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.39	2.09	1.76	1.44	1.29	30		110		2.24	1.33	91
Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.69	2.48	1.96	1.53	1.18	21		151		2.59	1.21	138
Commercial Paper	2.42	2.00	1.65	1.08	0.77	42		165		2.21	0.75	146
Other Borrowings (a)	4.56	5.06	4.13	5.16	4.45	(50)		11		4.81	4.47	34
Beneficial Interests Issued by Consolidated VIEs	2.92	2.44	1.97	1.58	1.46	48		146		2.68	1.36	132
Long-Term Debt	3.64	3.47	3.31	3.10	2.56	17		108		3.56	2.64	92
Total Interest-Bearing Liabilities	2.91	2.73	2.29	2.09	1.77	18		114		2.82	1.81	101

INTEREST RATE SPREAD	1.94%	2.10%	2.11%	2.24%	2.23%	(16)		(29)		2.02%	2.23%	(21)

NET YIELD ON INTEREST-EARNING ASSETS	2.24%	2.39%	2.38%	2.48%	2.42%	(15)		(18)		2.31%	2.42%	(11)

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.76%	2.95%	2.95%	3.05%	3.15%	(19)		(39)		2.85%	3.13%	(28)

(a) Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s and the lines of business’ results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, noninterest revenue on an operating basis includes, in Trading revenue, Net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading revenue, which includes the mark-to-market gains or losses on trading positions; and Net interest income, which includes the interest income or expense related to those positions. Combining both the Trading revenue and related Net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors.

In the case of Card Services, operating, or managed, basis excludes the impact of credit card securitizations on total net revenue, the Provision for credit losses, net charge-offs and loan receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio.

Operating basis also excludes merger costs, significant litigation reserve charges, and accounting policy conformity adjustments, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends) and do not provide meaningful comparisons with other periods.

Finally, commencing with the first quarter of 2005, Operating revenue (Noninterest Revenue and Net interest income) for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding income tax impact related to these items is recorded within Income tax expense. The Corporate sector’s and the Firm’s operating revenue and income tax expense for the periods prior to the first quarter of 2005 have been restated to be similarly presented on a tax-equivalent basis. This restatement had no impact on the Corporate sector’s or the Firm’s operating results.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO OPERATING BASIS SUMMARY
(in millions)

JPMorgan Chase prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” This presentation provides the reader with an understanding of the Firm’s results that can be consistently tracked from year to year and enables comparisons to the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The financial information that is presented on the following pages is presented on an operating basis; for additional information, see the previous page for a more detailed definition of operating basis and the Appendix.

					PRO FORMA				PRO FORMA
					COMBINED	2QTR 2005			COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
TOTAL NET REVENUE
Total Net Revenue — Reported	$12,743	$13,647	$12,950	$12,505	$13,279	(7)%	(4)%	$26,390	$27,086	(3)%
Impact of:
Credit Card Securitizations	930	917	1,011	928	1,358	1	(32)	1,847	2,682	(31)
Accounting Policy Conformity Adjustments	—	—	—	118	—	NM	NM	—	—	NM
Tax Equivalent Adjustments	227	176	188	28	139	29	63	403	264	53

Total Net Revenue — Operating	$13,900	$14,740	$14,149	$13,579	$14,776	(6)	(6)	$28,640	$30,032	(5)

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$587	$427	$1,157	$1,169	$248	37	137	$1,014	$401	153
Impact of:
Credit Card Securitizations	930	917	1,011	928	1,358	1	(32)	1,847	2,682	(31)
Accounting Policy Conformity Adjustments	—	—	(525)	(333)	—	NM	NM	—	—	NM

Provision for Credit Losses — Operating	$1,517	$1,344	$1,643	$1,764	$1,606	13	(6)	$2,861	$3,083	(7)

TOTAL NONINTEREST EXPENSE
Total Noninterest Expense — Reported	$10,899	$9,937	$9,386	$9,377	$12,629	10	(14)	$20,836	$21,741	(4)
Impact of:
Merger Costs	(279)	(145)	(523)	(752)	(90)	(92)	(210)	(424)	(90)	(371)
Litigation Reserve Charges	(1,872)	(900)	—	—	(3,700)	(108)	49	(2,772)	(3,700)	25

Total Noninterest Expense — Operating	$8,748	$8,892	$8,863	$8,625	$8,839	(2)	(1)	$17,640	$17,951	(2)

INCOME TAX EXPENSE
Income Tax Expense (Benefits) — Reported	$263	$1,019	$741	$541	$(31)	(74)	NM	$1,282	$1,484	(14)
Impact of:
Merger Costs	106	55	199	290	30	93	253	161	30	437
Litigation Reserve Charges	711	342	—	—	1,406	108	(49)	1,053	1,406	(25)
Accounting Policy Conformity Adjustments	—	—	199	172	—	NM	NM	—	—	NM
Tax Equivalent Adjustments	227	176	188	28	139	29	63	403	264	53

Income Tax Expense — Operating	$1,307	$1,592	$1,327	$1,031	$1,544	(18)	(15)	$2,899	$3,184	(9)

NET INCOME
Net Income — Reported	$994	$2,264	$1,666	$1,418	$433	(56)	130	$3,258	$3,460	(6)
Impact of:
Merger Costs	173	90	324	462	60	92	188	263	60	338
Litigation Reserve Charges	1,161	558	—	—	2,294	108	(49)	1,719	2,294	(25)
Accounting Policy Conformity Adjustments	—	—	326	279	—	NM	NM	—	—	NM

Net Income — Operating	$2,328	$2,912	$2,316	$2,159	$2,787	(20)	(16)	$5,240	$5,814	(10)

JPMORGAN CHASE & CO.
STATEMENTS OF INCOME — OPERATING BASIS
(in millions, except per share and ratio data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
REVENUE
Investment Banking Fees	$961	$993	$1,073	$879	$939	(3)%		2%		$1,954	$1,683	16%
Trading-Related Revenue (Including Trading NII)	585	2,187	1,122	832	1,407	(73)		(58)		2,772	3,760	(26)
Lending & Deposit Related Fees	851	820	903	943	957	4		(11)		1,671	1,898	(12)
Asset Management, Administration and Commissions	2,541	2,498	2,330	2,185	2,302	2		10		5,039	4,662	8
Securities / Private Equity Gains (Losses)	407	(45)	569	413	403	NM		1		362	990	(63)
Mortgage Fees and Related Income	336	362	85	233	316	(7)		6		698	509	37
Credit Card Income	1,035	919	1,036	934	975	13		6		1,954	1,782	10
Other Income	639	316	407	389	559	102		14		955	1,018	(6)

Noninterest Revenue	7,355	8,050	7,525	6,808	7,858	(9)		(6)		15,405	16,302	(6)

Interest Income	13,054	12,592	11,233	11,000	10,530	4		24		25,646	21,039	22
Interest Expense	6,509	5,902	4,609	4,229	3,612	10		80		12,411	7,309	70

Net Interest Income	6,545	6,690	6,624	6,771	6,918	(2)		(5)		13,235	13,730	(4)

TOTAL NET REVENUE	13,900	14,740	14,149	13,579	14,776	(6)		(6)		28,640	30,032	(5)

Managed Provision for Credit Losses	1,517	1,344	1,643	1,764	1,606	13		(6)		2,861	3,083	(7)

NONINTEREST EXPENSE
Compensation Expense	4,266	4,702	4,211	4,050	4,227	(9)		1		8,968	8,794	2
Occupancy Expense	580	525	609	604	596	10		(3)		1,105	1,190	(7)
Technology and Communications Expense	896	920	1,051	1,046	960	(3)		(7)		1,816	1,949	(7)
Professional & Outside Services	1,130	1,074	1,191	1,103	1,106	5		2		2,204	2,303	(4)
Marketing	537	483	428	506	521	11		3		1,020	1,010	1
Other Expense	954	805	981	920	1,037	19		(8)		1,759	1,922	(8)
Amortization of Intangibles	385	383	392	396	392	1		(2)		768	783	(2)

TOTAL NONINTEREST EXPENSE	8,748	8,892	8,863	8,625	8,839	(2)		(1)		17,640	17,951	(2)

Operating Earnings before Income Tax Expense	3,635	4,504	3,643	3,190	4,331	(19)		(16)		8,139	8,998	(10)
Income Tax Expense	1,307	1,592	1,327	1,031	1,544	(18)		(15)		2,899	3,184	(9)

OPERATING EARNINGS	$2,328	$2,912	$2,316	$2,159	$2,787	(20)		(16)		$5,240	$5,814	(10)

Operating Earnings Per Common Share
Diluted EPS	$0.66	$0.81	$0.64	$0.60	$0.77	(19)		(14)		$1.47	$1.61	(9)

Operating Financial Ratios
ROE	9%	11%	9%	8%	11%	(200	) bp	(200	) bp	10%	11%	(100	) bp
ROE-GW	15	19	15	14	18	(400)		(300)		17	19	(200)
ROA	0.75	0.96	0.75	0.72	0.92	(21)		(17)		0.85	0.97	(12)
Effective Income Tax Rate	36	35	36	32	36	100		—		36	35	100
Overhead Ratio	63	60	63	64	60	300		300		62	60	200

RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME PER SHARE — DILUTED
Operating Earnings	$0.66	$0.81	$0.64	$0.60	$0.77	(19)%		(14)%		$1.47	$1.61	(9)%
Reconciling Items (Net of Taxes):
Merger Costs	(0.05)	(0.03)	(0.09)	(0.13)	(0.02)	(67)		(150)		(0.08)	(0.02)	(300)
Litigation Reserve Charge	(0.33)	(0.15)	—	—	(0.63)	(120)		48		(0.48)	(0.63)	24
Accounting Policy Conformity	—	—	(0.09)	(0.08)	—	NM		NM		—	—	NM

Net Income	$0.28	$0.63	$0.46	$0.39	$0.12	(56)		133		$0.91	$0.96	(5)

JPMORGAN CHASE & CO.
LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS
(in millions, except ratio data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
REVENUE
Investment Bank	$2,750	$4,180	$3,201	$2,701	$3,397	(34	) %	(19	) %	$6,930	$7,604	(9	) %
Retail Financial Services	3,799	3,847	3,545	3,800	3,947	(1)		(4)		7,646	7,731	(1)
Card Services	3,886	3,779	3,830	3,771	3,776	3		3		7,665	7,400	4
Commercial Banking	900	850	885	833	866	6		4		1,750	1,699	3
Treasury & Securities Services	1,588	1,482	1,413	1,339	1,368	7		16		3,070	2,648	16
Asset & Wealth Management	1,343	1,361	1,310	1,193	1,185	(1)		13		2,704	2,398	13
Corporate	(366)	(759)	(35)	(58)	237	52		NM		(1,125)	552	NM

TOTAL NET REVENUE	$13,900	$14,740	$14,149	$13,579	$14,776	(6)		(6)		$28,640	$30,032	(5)

OPERATING EARNINGS
Investment Bank	$606	$1,325	$660	$627	$1,016	(54)		(40)		$1,931	$2,367	(18)
Retail Financial Services	980	988	775	822	938	(1)		4		1,968	1,682	17
Card Services	542	522	515	421	409	4		33		1,064	745	43
Commercial Banking	174	243	254	215	234	(28)		(26)		417	523	(20)
Treasury & Securities Services	229	245	145	96	103	(7)		122		474	196	142
Asset & Wealth Management	283	276	263	197	190	3		49		559	419	33
Corporate	(486)	(687)	(296)	(219)	(103)	29		(372)		(1,173)	(118)	NM

TOTAL OPERATING EARNINGS	$2,328	$2,912	$2,316	$2,159	$2,787	(20)		(16)		$5,240	$5,814	(10)

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$20,000	$20,000	—		—		$20,000	$20,000	—
Retail Financial Services	13,250	13,100	13,050	13,050	13,050	1		2		13,175	13,050	1
Card Services	11,800	11,800	11,800	11,800	11,800	—		—		11,800	11,800	—
Commercial Banking	3,400	3,400	3,400	3,400	3,400	—		—		3,400	3,400	—
Treasury & Securities Services	1,900	1,900	1,900	1,900	1,900	—		—		1,900	1,900	—
Asset & Wealth Management	2,400	2,400	2,400	2,400	2,400	—		—		2,400	2,400	—
Corporate (b)	52,519	52,745	52,324	51,819	52,676	—		—		52,632	52,231	1

TOTAL AVERAGE EQUITY	$105,269	$105,345	$104,874	$104,369	$105,226	—		—		$105,307	$104,781	1

RETURN ON EQUITY (a)
Investment Bank	12%	27%	13%	12%	20%	(1,500	) bp	(800	) bp	19%	24%	(500	) bp
Retail Financial Services	30	31	24	25	29	(100)		100		30	26	400
Card Services	18	18	17	14	14	—		400		18	13	500
Commercial Banking	21	29	30	25	28	(800)		(700)		25	31	(600)
Treasury & Securities Services	48	52	30	20	22	(400)		2,600		50	21	2,900
Asset & Wealth Management	47	47	44	33	32	—		1,500		47	35	1,200
JPMC ROE	9	11	9	8	11	(200)		(200)		10	11	(100)
JPMC ROE-GW	15	19	15	14	18	(400)		(300)		17	19	(200)

(a)
As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business.

(b)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.

JPMORGAN CHASE & CO.
INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$359	$263	$250	$273	$269	37%		33%		$622	$416	50%
Equity Underwriting	104	239	213	170	223	(56)		(53)		343	402	(15)
Debt Underwriting	502	483	617	468	445	4		13		985	862	14

Total Investment Banking Fees	965	985	1,080	911	937	(2)		3		1,950	1,680	16

Trading-Related Revenue:
Fixed Income and Other	940	1,915	1,173	657	1,361	(51)		(31)		2,855	3,301	(14)
Equities	(280)	225	(42)	220	(88)	NM		(218)		(55)	245	NM
Credit Portfolio	(46)	59	(44)	(35)	55	NM		NM		13	109	(88)

Total Trading-Related Revenue (a)	614	2,199	1,087	842	1,328	(72)		(54)		2,813	3,655	(23)

Lending & Deposit Related Fees	146	157	176	155	172	(7)		(15)		303	327	(7)
Asset Management, Administration and Commissions	413	408	346	313	357	1		16		821	762	8
Other Income	270	127	178	91	128	113		111		397	233	70

Noninterest Revenue	2,408	3,876	2,867	2,312	2,922	(38)		(18)		6,284	6,657	(6)
Net Interest Income (a)	342	304	334	389	475	13		(28)		646	947	(32)

TOTAL NET REVENUE (b)	2,750	4,180	3,201	2,701	3,397	(34)		(19)		6,930	7,604	(9)

Provision for Credit Losses	(343)	(366)	(173)	(151)	(315)	6		(9)		(709)	(618)	(15)
Credit Reimbursement from TSS (c)	38	38	43	43	43	—		(12)		76	86	(12)

NONINTEREST EXPENSE
Compensation Expense	1,192	1,616	1,389	992	1,240	(26)		(4)		2,808	2,732	3
Noncompensation Expense	986	909	1,001	932	935	8		5		1,895	1,871	1

TOTAL NONINTEREST EXPENSE	2,178	2,525	2,390	1,924	2,175	(14)		—		4,703	4,603	2

Operating Earnings Before Income Tax Expense	953	2,059	1,027	971	1,580	(54)		(40)		3,012	3,705	(19)
Income Tax Expense (Benefit)	347	734	367	344	564	(53)		(38)		1,081	1,338	(19)

OPERATING EARNINGS	$606	$1,325	$660	$627	$1,016	(54)		(40)		$1,931	$2,367	(18)

FINANCIAL RATIOS
ROE	12%	27%	13%	12%	20%	(1,500	) bp	(800	) bp	19%	24%	(500	) bp
ROA	0.41	0.95	0.49	0.50	0.81	(54)		(40)		0.67	0.95	(28)
Overhead Ratio	79	60	75	71	64	1,900		1,500		68	61	700
Compensation Expense as a% of Total Net Revenue	43	39	43	37	37	400		600		41	36	500

REVENUE BY BUSINESS (d)
Investment Banking Fees	$965	$985	$1,080	$911	$937	(2	) %	3%		$1,950	$1,680	16%
Fixed Income Markets	1,418	2,289	1,530	1,115	1,815	(38)		(22)		3,707	4,145	(11)
Equities Markets	72	556	243	455	194	(87)		(63)		628	868	(28)
Credit Portfolio	295	350	348	220	451	(16)		(35)		645	911	(29)

Total Net Revenue	$2,750	$4,180	$3,201	$2,701	$3,397	(34)		(19)		$6,930	$7,604	(9)

REVENUE BY REGION
Americas	$1,833	$2,224	$1,829	$1,591	$1,936	(18)		(5)		$4,057	$4,312	(6)
Europe/Middle East/Africa	554	1,535	1,013	741	1,042	(64)		(47)		2,089	2,349	(11)
Asia/Pacific	363	421	359	369	419	(14)		(13)		784	943	(17)

Total Net Revenue	$2,750	$4,180	$3,201	$2,701	$3,397	(34)		(19)		$6,930	$7,604	(9)

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to the IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of the IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $207 million, $324 million, $511 million, $430 million and $427 million, during the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004 and $531 million and $1.0 billion year-to-date June 30, 2005 and 2004 respectively.

(b)
Total net revenue includes tax-equivalent adjustments, primarily due to tax-exempt income from municipal bonds and income tax credits related to affordable housing investments, of $206 million, $155 million, $167 million, $9 million and $115 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. The year-to-date tax equivalent adjustments were $361 million and $215 million for 2005 and 2004, respectively.

(c)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(d)	See account details of Fixed Income Markets, Equities Markets and Credit Portfolio in the Composition of Revenues tables on page 12.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and rankings data)

								PRO FORMA							PRO FORMA
								COMBINED	2QTR 2005						COMBINED	YTD 2005
	2QTR		1QTR		4QTR	3QTR		2QTR	Change				Year-to-date			Change
	2005		2005		2004	2004		2004	1QTR 2005		2QTR 2004		2005		2004	2004
SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$592,383		$566,778		$533,898	$496,347		$503,396	5%		18%		$579,651		$499,963	16%
Trading Assets — Debt and Equity Instruments	232,980		225,367		219,466	197,150		192,940	3		21		229,194		189,809	21
Trading Assets — Derivative Receivables	56,436		63,574		65,417	60,465		56,151	(11)		1		59,985		58,907	2
Loans:
Credit Portfolio	30,435		29,236		31,289	31,129		33,876	4		(10)		29,838		35,132	(15)
Other Loans (a)	20,967		18,232		16,385	14,650		15,092	15		39		19,608		14,011	40

Total Loans (b)	51,402		47,468		47,674	45,779		48,968	8		5		49,446		49,143	1
Adjusted Assets (c)	453,895		445,840		432,085	401,010		398,643	2		14		449,845		398,058	13
Equity (d)	20,000		20,000		20,000	20,000		20,000	—		—		20,000		20,000	—

Headcount	19,269		17,993		17,478	17,420		17,795	7		8		19,269		17,795	8

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(47)		$(5)		$14	$(16)		$3	NM		NM		$(52)		$27	NM
Nonperforming Assets
— Nonperforming Loans (e)	711		814		954	1,075		1,345	(13)		(47)		711		1,345	(47)
— Other Nonperforming Assets	235		242		242	246		339	(3)		(31)		235		339	(31)
Allowance for Loan Losses	971		1,191		1,547	1,841		1,382	(18)		(30)		971		1,382	(30)
Allowance for Lending Related Commitments	225		296		305	358		447	(24)		(50)		225		447	(50)
Net Charge-off (Recovery) Rate (b)	(0.56	) %	(0.05	) %	0.14%	(0.17	) %	0.03%	(51	) bp	(59	) bp	(0.29	) %	0.12%	(41	) bp
Allowance for Loan Losses to Average Loans (b)	2.90		3.03		3.87	4.78		3.16	(13)		(26)		2.67		3.17	(50)
Allowance for Loan Losses to Nonperforming Loans (e)	137		147		163	172		103	(1,000)		3,400		137		103	3,400
Nonperforming Loans to Average Loans	1.38		1.71		2.00	2.35		2.75	(33)		(137)		1.44		2.74	(130)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (f) (g)
Trading Activities:
Fixed Income (f)	$82		$57		$68	$80		NA	44%		NM		$70		NA	NM
Foreign Exchange	21		23		18	13		NA	(9)		NM		22		NA	NM
Equities	45		18		20	25		NA	150		NM		32		NA	NM
Commodities and Other	15		10		9	10		NA	50		NM		12		NA	NM
Diversification	(61)		(43)		(42)	(43)		NA	(42)		NM		(52)		NA	NM

Total Trading VAR	102		65		73	85		NA	57		NM		84		NA	NM
Credit Portfolio VAR (g)	13		13		13	13		NA	—		NM		13		NA	NM
Diversification	(13)		(8)		(7)	(9)		NA	(63)		NM		(11)		NA	NM

Total Trading and Credit Portfolio VAR	$102		$70		$79	$89		NA	46		NM		$86		NA	NM

	YTD		Full Year
	2005		2004
MARKET SHARES AND RANKINGS (h)
Global Debt, Equity and Equity-Related	6% / #5		7% / #3
Global Syndicated Loans	17% / #1		19% / #1
Global Long-Term Debt	6% / #4		7% / #2
Global Equity and Equity-Related	9% / #4		6% / #6
Global Announced M&A	22% / #3		25% / #2
U.S. Debt, Equity and Equity-Related	7% / #4		8% / #5
U.S. Syndicated Loans	31% /#1		32% / #1
U.S. Long-Term Debt	10% / #2		12% / #2
U.S. Equity and Equity-Related	8% / #5		8% / #6
U.S. Announced M&A	18% / #6		32% / #1

(a)
Other Loans consists of loans not directly managed by the Credit Portfolio Group and include (i) warehouse loans held as part of the IB’s mortgage-backed, asset-backed and other securitization businesses; (ii) loans held for principal investment purposes and (iii) certain other extension of loans that are directly managed outside of the Credit Portfolio Group.

(b)
Loans include loans held-for-sale of $17,871 million, $8,154 million, $7,684 million, $7,281 million and $5,259 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. The year-to-date average loans held for sale were $13,039 million and $5,501 million for 2005 and 2004, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(c)
Adjusted assets, a non-GAAP financial measure, equals total assets minus (i) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased; (ii) assets of variable interest entities (VIEs) consolidated under FIN 46R; (iii) cash and securities segregated and on deposit for regulatory and other purposes; and (iv) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset-to-equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low-risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(d)	Equity includes $15.1 billion of economic risk capital assigned to the IB for the quarter ended June 30, 2005.
(e)
Nonperforming loans include loans held-for-sale of $2 million, $2 million, $2 million, $4 million and $2 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes all mark-to-market trading activities, plus available-for-sale securities held for proprietary purposes.
(g)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

(h)
Source: Thomson Financial Securities data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings for the year ended December 31, 2004 are presented on a combined basis, as if the merger of JPMorgan Chase and Bank One had been in effect during the period.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	SECOND QUARTER 2005

COMPOSITION OF REVENUES				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and
	Banking Fees	Revenue	Related Fees	Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$965	$—	$—	$—	$—	$—	$965
Fixed Income Markets	—	940	61	50	192	175	1,418
Equities Markets	—	(280)	—	350	(17)	19	72
Credit Portfolio	—	(46)	85	13	95	148	295

Total Net Revenue	$965	$614	$146	$413	$270	$342	$2,750

	PRO FORMA COMBINED
	SECOND QUARTER 2004

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and
	Banking Fees	Revenue	Related Fees	Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$937	$—	$—	$—	$—	$—	$937
Fixed Income Markets	—	1,362	65	68	93	227	1,815
Equities Markets	—	(88)	—	279	(24)	27	194
Credit Portfolio	—	54	107	10	59	221	451

Total Net Revenue	$937	$1,328	$172	$357	$128	$475	$3,397

	YEAR-TO-DATE 2005

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and
	Banking Fees	Revenue	Related Fees	Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$1,950	$—	$—	$—	$—	$—	$1,950
Fixed Income Markets	—	2,855	126	114	296	316	3,707
Equities Markets	—	(55)	—	683	(37)	37	628
Credit Portfolio	—	13	177	24	138	293	645

Total Net Revenue	$1,950	$2,813	$303	$821	$397	$646	$6,930

	PRO FORMA COMBINED
	YEAR-TO-DATE 2004

				Asset Management,
	Investment	Trading-Related	Lending & Deposit	Administration and
	Banking Fees	Revenue	Related Fees	Commissions	Other Income	Net Interest Income	Total Net Revenue
Investment Banking Fees	$1,680	$—	$—	$—	$—	$—	$1,680
Fixed Income Markets	—	3,301	129	141	176	398	4,145
Equities Markets	—	245	—	604	(35)	54	868
Credit Portfolio	—	109	198	17	92	495	911

Total Net Revenue	$1,680	$3,655	$327	$762	$233	$947	$7,604

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$358	$340	$373	$395	$375	5%		(5	) %	$698	$733	(5	) %
Asset Management, Administration and Commissions (a)	369	394	368	375	370	(6)		—		763	777	(2)
Securities / Private Equity Gains (Losses)	—	10	(89)	6	—	NM		NM		10	—	NM
Mortgage Fees and Related Income (a)	341	368	117	211	366	(7)		(7)		709	577	23
Credit Card Income	105	94	97	89	89	12		18		199	164	21
Other Income	68	(12)	27	18	65	NM		5		56	69	(19)

Noninterest Revenue	1,241	1,194	893	1,094	1,265	4		(2)		2,435	2,320	5
Net Interest Income	2,558	2,653	2,652	2,706	2,608	(4)		(2)		5,211	5,233	—

TOTAL NET REVENUE	3,799	3,847	3,545	3,800	3,873	(1)		(2)		7,646	7,553	1

Provision for Credit Losses	94	94	78	239	175	—		(46)		188	372	(49)

NONINTEREST EXPENSE
Compensation Expense	820	822	807	855	840	—		(2)		1,642	1,737	(5)
Noncompensation Expense	1,181	1,215	1,276	1,250	1,297	(3)		(9)		2,396	2,646	(9)
Amortization of Intangibles	125	125	132	133	133	—		(6)		250	266	(6)

TOTAL NONINTEREST EXPENSE	2,126	2,162	2,215	2,238	2,270	(2)		(6)		4,288	4,649	(8)

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	1,579	1,591	1,252	1,323	1,428	(1)		11		3,170	2,532	25
Income Tax Expense (Benefit)	599	603	477	501	536	(1)		12		1,202	949	27

Operating Earnings before Non-Core Portfolio Actions	980	988	775	822	892	(1)		10		1,968	1,583	24

Non-Core Portfolio Actions: (b)
Impacts to:
Other Income	—	—	—	—	74	NM		NM		—	178	NM
Provision for Credit Losses	—	—	—	—	—	NM		NM		—	18	NM

Total Non-Core Portfolio Actions	—	—	—	—	74	NM		NM		—	160	NM
Income Tax Expense (Benefit)	—	—	—	—	28	NM		NM		—	61	NM

Operating Earnings from Non-Core Portfolio Actions	—	—	—	—	46	NM		NM		—	99	NM

OPERATING EARNINGS	$980	$988	$775	$822	$938	(1)		4		$1,968	$1,682	17

FINANCIAL RATIOS
ROE	30%	31%	24%	25%	29%	(100	) bp	100	bp	30%	26%	400	bp
ROA	1.74	1.78	1.35	1.44	1.67	(4)		7		1.76	1.51	25
Overhead Ratio	56	56	62	59	58	—		(200)		56	60	(400)

SELECTED BALANCE SHEETS (Ending)
Total Assets	$223,391	$224,562	$226,560	$227,952	$225,646	(1	) %	(1	) %	$223,391	$225,646	(1	) %
Loans (c)	197,927	199,215	202,473	201,116	196,576	(1)		1		197,927	196,576	1
Core Deposits (d)	159,702	162,241	156,885	154,589	156,009	(2)		2		159,702	156,009	2
Total Deposits	185,558	187,225	182,372	180,307	182,682	(1)		2		185,558	182,682	2
SELECTED BALANCE SHEETS (Average)
Total Assets	$225,574	$225,120	$228,647	$227,716	$226,193	—		—		$225,348	$223,309	1
Loans (e)	197,707	198,494	202,419	198,244	195,912	—		1		198,098	193,131	3
Core Deposits (d)	161,044	159,682	159,015	158,800	160,870	1		—		160,367	156,913	2
Total Deposits	186,523	184,336	183,105	183,501	186,591	1		—		185,435	183,128	1
Equity	13,250	13,100	13,050	13,050	13,050	1		2		13,175	13,050	1

Headcount	59,631	59,322	59,632	60,691	62,704	1		(5)		59,631	62,704	(5)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$114	$152	$606	$219	$176	(25)		(35)		$266	$412	(35)
Nonperforming Loans (f)	1,132	1,150	1,161	1,308	1,282	(2)		(12)		1,132	1,282	(12)
Nonperforming Assets	1,319	1,351	1,385	1,557	1,551	(2)		(15)		1,319	1,551	(15)
Allowance for Loan Losses	1,135	1,168	1,228	1,764	1,907	(3)		(40)		1,135	1,907	(40)

Net Charge-off Rate (e)	0.25%	0.34%	1.28%	0.47%	0.40%	(9	) bp	(15	) bp	0.29%	0.48%	(19	) bp
Allowance for Loan Losses to Ending Loans (c)	0.61	0.64	0.67	0.94	1.07	(3)		(46)		0.61	1.07	(46)
Allowance for Loan Losses to Nonperforming Loans (f)	103	104	107	143	168	(100)		(6,500)		103	168	(6,500)
Nonperforming Loans to Total Loans	0.57	0.58	0.57	0.65	0.65	(1)		(8)		0.57	0.65	(8)

(a)	Reflects the transfer of certain insurance revenues from Mortgage Fees and Related Income to Asset Management, Administration and Commissions.
(b)	Includes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio.
(c)
End-of-period loans include loans held-for-sale of $13,112 million, $16,532 million, $18,022 million, $12,816 million and $17,782 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)	Includes demand and savings deposits.
(e)
Average loans include loans held-for-sale of $14,620 million, $15,861 million, $13,534 million, $14,479 million and $19,818 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $15,237 million and $20,492 million for 2005 and 2004, respectively. These amounts are not included in the net charge-off rate.

(f)
Nonperforming loans include loans held-for-sale of $26 million, $31 million, $13 million, $74 million and $144 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$135	$228	$196	$168	$224	(41	) %	(40	) %	$363	$431	(16	) %
Servicing:
Mortgage Servicing Revenue, Net of Amortization	142	146	169	134	184	(3)		(23)		288	329	(12)
MSR Risk Management Results	166	106	(187)	153	94	57		77		272	148	84

Total Net Revenue	443	480	178	455	502	(8)		(12)		923	908	2
Noninterest Expense	229	229	266	296	276	—		(17)		458	579	(21)
Operating Earnings	136	158	(56)	103	143	(14)		(5)		294	206	43

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$707	$713	$725	$704	$774	(1)		(9)		$1,420	$1,477	(4)
Provision for Credit Losses	38	30	(20)	65	78	27		(51)		68	123	(45)
Noninterest Expense	234	238	283	264	265	(2)		(12)		472	567	(17)
Operating Earnings	277	284	295	237	275	(2)		1		561	506	11

TOTAL HOME FINANCE
Total Net Revenue	$1,150	$1,193	$903	$1,159	$1,276	(4)		(10)		2,343	2,385	(2)
Provision for Credit Losses	38	30	(20)	65	78	27		(51)		68	123	(45)
Noninterest Expense	463	467	549	560	541	(1)		(14)		930	1,146	(19)
Operating Earnings	413	442	239	340	418	(7)		(1)		855	712	20

Origination Volume by Channel (in billions)
Retail	$22.8	$18.3	$18.5	$19.7	$27.2	25		(16)		$41.1	$47.2	(13)
Wholesale	13.2	10.7	11.7	11.6	15.7	23		(16)		23.9	25.2	(5)
Correspondent	3.6	2.3	4.2	5.4	7.9	57		(54)		5.9	13.2	(55)
Correspondent Negotiated Transactions	7.1	7.2	10.0	11.3	12.4	(1)		(43)		14.3	20.1	(29)

Total	46.7	38.5	44.4	48.0	63.2	21		(26)		85.2	105.7	(19)

Origination Volume by Business (in billions)
Mortgage	$30.9	$26.6	$32.4	$34.1	$47.9	16		(35)		$57.5	$79.4	(28)
Home Equity	15.8	11.9	12.0	13.9	15.3	33		3		27.7	26.3	5

Total	46.7	38.5	44.4	48.0	63.2	21		(26)		85.2	105.7	(19)

Business Metrics (in billions)
Loans Serviced — Mortgage (Ending) (a)	$501.7	$495.8	$492.5	$486.8	$476.0	1		5		$501.7	$476	5
MSR Net Carrying Value (Ending)	5.0	5.7	5.1	5.2	5.8	(12)		(14)		5.0	5.8	(14)
End of Period Loans Owned
Mortgage Loans Held-for-Sale	11.2	9.6	14.2	9.5	14.0	17		(20)		11.2	14.0	(20)
Mortgage Loans Retained	47.4	46.0	42.6	46.5	42.5	3		12		47.4	42.5	12
Home Equity and Other Loans	72.3	68.8	67.9	67.3	63.6	5		14		72.3	63.6	14

Total End of Period Loans Owned	130.9	124.4	124.7	123.3	120.1	5		9		130.9	120.1	9
Average Loans Owned
Mortgage Loans Held-for-Sale	10.5	11.4	10.1	10.9	15.0	(8)		(30)		10.9	14.2	(23)
Mortgage Loans Retained	47.0	44.3	44.6	44.0	39.9	6		18		45.7	38.7	18
Home Equity and Other Loans	69.1	66.5	70.1	66.2	62.4	4		11		67.8	60.8	12

Total Average Loans Owned	126.6	122.2	124.8	121.1	117.3	4		8		124.4	113.7	9
Overhead Ratio	40%	39%	61%	48%	42%	100	bp	(200	) bp	40%	48%	(800	) bp

Credit Quality Statistics
30+ Day Delinquency Rate (b)	1.17%	1.15%	1.27%	1.50%	1.39%	2		(22)		1.17%	1.39%	(22)
Net Charge-offs
Mortgage	$8	$6	$5	$6	$5	33%		60%		$14	$9	56%
Home Equity and Other Loans	30	35	449	57	62	(14)		(52)		65	163	(60)

Total Net Charge-offs	38	41	454	63	67	(7)		(43)		79	172	(54)
Net Charge-off Rate
Mortgage	0.07%	0.05%	0.04%	0.05%	0.05%	2	bp	2	bp	0.06%	0.05%	1	bp
Home Equity and Other Loans	0.17	0.21	2.55	0.34	0.40	(4)		(23)		0.19	0.54	(35)
Total Net Charge-off Rate (c)	0.13	0.15	1.57	0.23	0.27	(2)		(14)		0.14	0.35	(21)
Nonperforming Assets	$799	$841	$844	$997	$987	(5	) %	(19	) %	$799	$987	(19	) %

(a)	Includes prime first mortgage loans and subprime loans.
(b)
Excludes delinquencies related to loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by government agencies of $0.7 billion, $0.7 billion, $0.9 billion, $0.9 billion, $1.1 billion for June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004 respectively. These amounts are excluded as reimbursement is proceeding normally.

(c)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Noninterest Revenue	$741	$729	$710	$734	$722	2%		3%		$1,470	$1,414	4%
Net Interest Income	1,364	1,428	1,395	1,342	1,247	(4)		9		2,792	2,562	9

Total Net Revenue	2,105	2,157	2,105	2,076	1,969	(2)		7		4,262	3,976	7
Provision for Credit Losses	25	36	39	79	37	(31)		(32)		61	94	(35)
Noninterest Expense	1,362	1,339	1,362	1,379	1,432	2		(5)		2,701	2,911	(7)
Operating Earnings	437	477	430	377	308	(8)		42		914	598	53

Business Metrics (in billions)
End-of-Period Balances
Small Business Loans	$12.5	$12.4	$12.5	$12.4	$12.4	1		1		$12.5	$12.4	1
Consumer and Other Loans (a)	1.8	2.2	2.2	2.3	1.0	(18)		80		1.8	1.0	80

Total Loans	14.3	14.6	14.7	14.7	13.4	(2)		7		14.3	13.4	7
Core Deposits (b)	147.9	150.8	146.3	144.5	145.3	(2)		2		147.9	145.3	2
Total Deposits	173.7	175.7	171.8	170.2	171.6	(1)		1		173.7	171.6	1
Average Balances
Small Business Loans	12.4	12.4	12.4	12.4	12.4	—		—		12.4	12.3	1
Consumer and Other Loans (a)	1.9	2.6	2.2	2.3	2.2	(27)		(14)		2.3	2.4	(4)

Total Loans	14.3	15.0	14.6	14.7	14.6	(5)		(2)		14.7	14.7	—
Core Deposits (b)	149.3	149.3	147.8	147.8	147.8	—		1		149.3	145.5	3
Total Deposits	174.8	173.9	171.8	172.5	173.3	1		1		174.4	171.5	2

Number of:
Branches	2,539	2,517	2,508	2,467	2,435	22	#	104	#	2,539	2,435	104	#
ATMs	6,961	6,687	6,650	6,587	6,549	274		412		6,961	6,549	412
Personal Bankers	6,258	5,798	5,750	5,744	5,783	460		475		6,258	5,783	475
Personal Checking Accounts (in thousands)	7,662	7,445	7,286	7,222	7,045	217		617		7,662	7,045	617
Business Checking Accounts (in thousands)	918	905	894	891	881	13		37		918	881	37
Active Online Customers (in thousands)	4,053	3,671	3,359	3,152	NA	382		NM		4,053	NA	NM
Debit Cards Issued (in thousands)	8,834	8,596	8,392	8,282	8,057	238		777		8,834	8,057	777
Overhead Ratio	65%	62%	65%	66%	73%	300	bp	(800	)bp	63%	73%	(1,000	)bp

Retail Brokerage Business Metrics
Investment Sales Volume	$2,907	$2,870	$2,770	$2,563	$2,818	1%		3%		$5,777	$5,478	5%
Number of Dedicated Investment Sales Representatives	1,422	1,352	1,364	1,393	1,404	5		1		1,422	1,404	1

Credit Data and Quality Statistics
Net Charge-offs
Small Business	$25	$19	$32	$24	$29	32		(14)		$44	$49	(10)
Consumer and Other Loans	4	9	24	36	11	(56)		(64)		13	18	(28)

Total Net Charge-Offs	29	28	56	60	40	4		(28)		57	67	(15)
Net Charge-off Rate
Small Business	0.81%	0.62%	1.03%	0.77%	0.94%	19	bp	(13	)bp	0.72%	0.80%	(8	)bp
Consumer and Other Loans	0.84	1.40	4.34	6.23	2.01	(56)		(117)		1.14	1.51	(37)
Total Net Charge-Off Rate	0.81	0.76	1.53	1.62	1.10	5		(29)		0.78	0.92	(14)
Nonperforming Assets	$284	$293	$299	$313	$317	(3)%		(10)%		$284	$317	(10)%

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$395	$324	$364	$397	$454	22%		(13)%		$719	$836	(14)%
Provision for Credit Losses	31	28	59	95	60	11		(48)		59	155	(62)
Noninterest Expense	170	205	166	163	159	(17)		7		375	319	18
Operating Earnings	118	55	84	85	144	115		(18)		173	221	(22)

Business Metrics (in billions)
End-of-Period Loans and Lease Receivables
Loans Outstanding	$46.2	$52.8	$54.6	$53.7	$53.0	(13)		(13)		$46.2	$53.0	(13)
Lease Receivables	6.1	7.0	8.0	8.9	9.7	(13)		(37)		6.1	9.7	(37)

Total End-of-Period Loans and Lease Receivables	52.3	59.8	62.6	62.6	62.7	(13)		(17)		52.3	62.7	(17)
Average Loans and Lease Receivables
Loans Outstanding (Average) (a)	$49.8	$53.3	$54.2	$52.9	$53.9	(7)		(8)		$51.5	$54.2	(5)
Lease Receivables (Average)	6.6	7.6	8.4	9.2	10.1	(13)		(35)		7.1	10.4	(32)

Total Average Loans and Lease Receivables (a)	56.4	60.9	62.6	62.1	64.0	(7)		(12)		58.6	64.6	(9)
Overhead Ratio	43%	63%	46%	41%	35%	(2,000	)bp	800	bp	52%	38%	1,400	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.46%	1.33%	1.55%	1.38%	1.30%	13		16		1.46%	1.30%	16
Net Charge-offs
Loans	$45	$74	$85	$83	$57	(39)%		(21)%		$119	$142	(16)%
Lease Receivables	2	9	11	13	12	(78)		(83)		11	31	(65)

Total Net Charge-offs	47	83	96	96	69	(43)		(32)		130	173	(25)
Net Charge-off Rate
Loans (a)	0.39%	0.61%	0.67%	0.65%	0.45%	(22	)bp	(6	)bp	0.51%	0.57%	(6	)bp
Lease Receivables	0.12	0.48	0.52	0.56	0.48	(36)		(36)		0.31	0.60	(29)
Total Net Charge-off Rate (a)	0.36	0.60	0.65	0.64	0.45	(24)		(9)		0.48	0.57	(9)
Nonperforming Assets	$236	$217	$242	$247	$247	9%		(4)%		$236	$247	(4)%

INSURANCE
Total Net Revenue	$149	$173	$173	$168	$174	(14)		(14)		$322	$356	(10)
Noninterest Expense	131	151	138	136	138	(13)		(5)		282	273	3
Operating Earnings	12	14	22	20	22	(14)		(45)		26	52	(50)
Memo:
Consolidated Gross Insurance-Related Revenue (b)	404	416	421	429	424	(3)		(5)		820	837	(2)

Business Metrics — Ending Balances
Invested Assets	$7,641	$7,349	$7,368	$7,489	$7,343	4		4		$7,641	$7,343	4
Policy Loans	394	394	397	398	399	—		(1)		394	399	(1)
Insurance Policy and Claims Reserves	7,562	7,337	7,279	7,477	7,683	3		(2)		7,562	7,683	(2)
Term Life Premiums — First Year Annualized	16	14	13	15	15	14		7		30	28	7
Term Life Premiums — First Year Annualized and Renewals	122	110	119	115	117	11		4		232	221	5
Proprietary Annuity Sales	282	119	35	39	74	137		281		401	150	167
Number of Policies in Force — Direct / Assumed (in thousands)	2,454	2,540	2,611	2,633	2,689	(3)		(9)		2,454	2,689	(9)
Insurance in Force — Direct / Assumed	280,176	280,082	277,827	274,390	272,932	—		3		280,176	272,932	3
Insurance in Force — Retained	83,324	83,799	80,691	76,727	75,995	(1)		10		83,324	75,995	10
A.M. Best Rating	A	A	A	A	A					A	A

(a)
Average loans include loans held-for-sale of $4.1 billion, $4.5 billion, $3.4 billion, $2.2 billion and $2.6 billion for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004, and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $4.3 billion and $3.7 billion for 2005 and 2004, respectively. These are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS
(in millions, except ratio data and where otherwise noted)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$—	$—	$26	$26	NM		NM		$—	$51	NM
Credit Card Income	868	761	886	784	823	14%		5%		1,629	1,501	9%
Other Income	42	11	31	44	32	282		31		53	98	(46)

Noninterest Revenue	910	772	917	854	881	18		3		1,682	1,650	2
Net Interest Income	2,976	3,007	2,913	2,917	2,895	(1)		3		5,983	5,750	4

TOTAL NET REVENUE	3,886	3,779	3,830	3,771	3,776	3		3		7,665	7,400	4

Provision for Credit Losses	1,641	1,636	1,735	1,662	1,757	—		(7)		3,277	3,482	(6)

NONINTEREST EXPENSE
Compensation Expense	291	285	270	317	315	2		(8)		576	638	(10)
Noncompensation Expense	904	839	825	926	864	8		5		1,743	1,717	2
Amortization of Intangibles	188	189	187	194	187	(1)		1		377	374	1

TOTAL NONINTEREST EXPENSE	1,383	1,313	1,282	1,437	1,366	5		1		2,696	2,729	(1)

Operating Earnings Before Income Tax Expense	862	830	813	672	653	4		32		1,692	1,189	42
Income Tax Expense	320	308	298	251	244	4		31		628	444	41

OPERATING EARNINGS	$542	$522	$515	$421	$409	4		33		$1,064	$745	43

Memo: Net Securitization Gains (Amortization)	$15	$(12)	$—	$(2)	$(2)	NM		NM		$3	$—	NM

FINANCIAL METRICS
ROE	18%	18%	17%	14%	14%	—	bp	400	bp	18%	13%	500	bp
Overhead Ratio	36	35	33	38	36	100		—		35	37	(200)
% of Average Managed Outstandings:
Net Interest Income	8.83	9.13	8.79	8.90	9.17	(30)		(34)		8.98	9.14	(16)
Provision for Credit Losses	4.87	4.97	5.24	5.07	5.57	(10)		(70)		4.92	5.53	(61)
Noninterest Revenue	2.70	2.34	2.77	2.61	2.79	36		(9)		2.52	2.62	(10)
Risk Adjusted Margin (a)	6.66	6.51	6.32	6.44	6.40	15		26		6.58	6.23	35
Noninterest Expense	4.10	3.99	3.87	4.39	4.33	11		(23)		4.05	4.34	(29)
Pre-tax Income	2.56	2.52	2.45	2.05	2.07	4		49		2.54	1.89	65
Operating Earnings	1.61	1.58	1.55	1.28	1.30	3		31		1.60	1.18	42

BUSINESS METRICS
Charge Volume (in billions)	$75.6	$70.3	$75.3	$73.3	$70.6	8%		7%		$145.9	$134.1	9%
Net Accounts Opened (in thousands)	2,789	2,744	2,729	2,755	10,269	2		(73)		5,533	12,280	(55)
Credit Cards Issued (in thousands)	95,465	94,367	94,285	95,946	96,343	1		(1)		95,465	96,343	(1)
Number of Registered Internet Customers (in millions)	12.0	10.9	13.6	12.4	11.5	10		4		12.0	11.5	4

Merchant Acquiring Business
Bank Card Volume (in billions)	$141.2	$125.1	$135.9	$123.5	$119.3	13		18		$266.3	$229.4	16
Total Transactions (in millions)	4,735	4,285	4,462	3,972	3,926	11		21		9,020	7,640	18

(a)	Represents Total net revenue less Provision for credit losses.

JPMORGAN CHASE & CO.
CARD SERVICES — MANAGED BASIS
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004

SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheets	$68,510	$66,053	$64,575	$60,241	$28,981	4%		136%		$68,510	$28,981	136%
Securitized Loans	68,808	67,328	70,795	71,256	69,752	2		(1)		68,808	69,752	(1)
Seller’s Interest and Accrued Interest Receivable (a)	—	—	—	—	30,177	NM		NM		—	30,177	NM

Managed Loans	$137,318	$133,381	$135,370	$131,497	$128,910	3		7		$137,318	$128,910	7

SELECTED AVERAGE BALANCES
Managed Assets	$140,741	$138,512	$138,013	$136,753	$134,141	2		5		$139,632	$133,969	4
Loans:
Loans on Balance Sheets	$67,131	$64,218	$61,317	$59,386	$29,748	5		126		$65,683	$29,611	122
Securitized Loans	68,075	69,370	70,505	70,980	68,008	(2)		—		68,718	69,031	—
Seller’s Interest and Accrued Interest Receivable (a)	—	—	—	—	29,181	NM		NM		—	27,916	NM

Managed Loans	$135,206	$133,588	$131,822	$130,366	$126,937	1		7		$134,401	$126,558	6

Equity	11,800	11,800	11,800	11,800	11,800	—		—		11,800	11,800	—

Headcount	20,647	20,137	19,598	20,473	21,433	3%		(4)%		20,647	21,433	(4)%

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,641	$1,590	$1,735	$1,598	$1,754	3		(6)		$3,231	$3,476	(7)
Net Charge-off Rate	4.87%	4.83%	5.24%	4.88%	5.56%	4	bp	(69	)bp	4.85%	5.52%	(67	)bp
12 Month Lagged	5.19	5.11	5.49	5.08	5.70	8		(51)		5.15	5.64	(49)

Delinquency ratios
30+ days	3.34%	3.54%	3.70%	3.81%	3.72%	(20)		(38)		3.34%	3.72%	(38)
90+ days	1.54	1.71	1.72	1.75	1.73	(17)		(19)		1.54	1.73	(19)

Allowance for Loan Losses	$3,055	$3,040	$2,994	$2,273	$1,677	—%		82%		$3,055	$1,677	82%
Allowance for Loan Losses to Period-end Loans (b)	4.46	4.60%	4.64%	3.77%	5.79%	(14	)bp	(133	)bp	4.46%	5.79%	(133	)bp

(a)	Due to the decertification of seller’s interest effective July 1, 2004, seller’s interest is reported in Loans on the Consolidated balance sheet for all periods subsequent to June 30, 2004.
(b)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Consolidated balance sheet. As a result, the Allowance for Loan Losses to Period-end Loans ratio beginning September 30, 2004, declined as the remaining portion of the decertificated seller’s interest was recorded at fair value without a corresponding allowance for loan loss.

JPMORGAN CHASE & CO.
CARD RECONCILIATION OF REPORTED AND MANAGED DATA
(in millions)

					PRO FORMA				PRO FORMA
					COMBINED	2QTR 2005			COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the Period	$1,596	$1,576	$1,672	$1,632	$1,534	1%	4%	$3,172	$2,961	7%
Securitization Adjustments	(728)	(815)	(786)	(848)	(711)	11	(2)	(1,543)	(1,460)	(6)

Managed Credit Card Income	$868	$761	$886	$784	$823	14	5	$1,629	$1,501	9

Other Income
Reported Data for the Period	$42	$11	$30	$47	$77	282	(45)	$53	$182	(71)
Securitization Adjustments	—	—	1	(3)	(45)	NM	NM	—	(84)	NM

Managed Other Income	$42	$11	$31	$44	$32	282	31	$53	$98	(46)

Net Interest Income
Reported Data for the Period	$1,318	$1,275	$1,117	$1,138	$781	3	69	$2,593	$1,524	70
Securitization Adjustments	1,658	1,732	1,796	1,779	2,114	(4)	(22)	3,390	4,226	(20)

Managed Net Interest Income	$2,976	$3,007	$2,913	$2,917	$2,895	(1)	3	$5,983	$5,750	4

Total Net Revenue (b)
Reported Data for the Period	$2,956	$2,862	$2,819	$2,843	$2,418	3	22	$5,818	$4,718	23
Securitization Adjustments	930	917	1,011	928	1,358	1	(32)	1,847	2,682	(31)

Managed Total Net Revenue	$3,886	$3,779	$3,830	$3,771	$3,776	3	3	$7,665	$7,400	4

Provision for Credit Losses
Reported Data for the Period	$711	$719	$724	$734	$399	(1)	78	$1,430	$800	79
Securitization Adjustments	930	917	1,011	928	1,358	1	(32)	1,847	2,682	(31)

Managed Provision for Credit Losses	$1,641	$1,636	$1,735	$1,662	$1,757	—	(7)	$3,277	$3,482	(6)

BALANCE SHEETS — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$74,515	$71,003	$69,485	$67,718	$66,133	5	13	$72,768	$64,938	12
Securitization Adjustments	66,226	67,509	68,528	69,035	68,008	(2)	(3)	66,864	69,031	(3)

Managed Average Assets	$140,741	$138,512	$138,013	$136,753	$134,141	2	5	$139,632	$133,969	4

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)
Reported Net Charge-offs Data for the period	$711	$673	$724	$670	$396	6	80	$1,384	$794	74
Securitization Adjustments	930	917	1,011	928	1,358	1	(32)	1,847	2,682	(31)

Managed Net Charge-offs	$1,641	$1,590	$1,735	$1,598	$1,754	3	(6)	$3,231	$3,476	(7)

(a)	JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance and overall financial performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the loan receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed loan receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on Total net revenue, the Provision for credit losses, net charge-offs and loan receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statements of income.
(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$143	$142	$147	$162	$168	1%		(15)%		$285	$330	(14)%
Asset Management, Administration and Commissions	15	15	12	12	10	—		50		30	21	43
Other Income (a)	94	68	103	51	95	38		(1)		162	172	(6)

Noninterest Revenue	252	225	262	225	273	12		(8)		477	523	(9)
Net Interest Income	648	625	623	608	593	4		9		1,273	1,176	8

TOTAL NET REVENUE	900	850	885	833	866	6		4		1,750	1,699	3

Provision for Credit Losses	142	(6)	21	14	18	NM		NM		136	(68)	NM

NONINTEREST EXPENSE
Compensation Expense	160	163	153	176	167	(2)		(4)		323	325	(1)
Noncompensation Expense	296	278	281	286	286	6		3		574	560	3
Amortization of Intangibles	17	17	17	18	18	—		(6)		34	36	(6)

TOTAL NONINTEREST EXPENSE	473	458	451	480	471	3		—		931	921	1

Operating Earnings Before Income Tax Expense	285	398	413	339	377	(28)		(24)		683	846	(19)
Income Tax Expense	111	155	159	124	143	(28)		(22)		266	323	(18)

OPERATING EARNINGS	$174	$243	$254	$215	$234	(28)		(26)		$417	$523	(20)

MEMO:
Revenue by Product:
Lending	$285	$269	$280	$314	$314	6		(9)		$554	$626	(12)
Treasury Services	558	542	528	499	485	3		15		1,100	961	14
Investment Banking	62	40	61	24	49	55		27		102	94	9
Other	(5)	(1)	16	(4)	18	(400)		NM		(6)	18	NM

Total Commercial Banking Revenue	$900	$850	$885	$833	$866	6		4		$1,750	$1,699	3

Revenue by Business:
Middle Market	$594	$572	$571	$551	$562	4		6		$1,166	$1,105	6
Corporate Banking	138	123	142	109	134	12		3		261	262	—
Real Estate	131	119	133	123	135	10		(3)		250	254	(2)
Other	37	36	39	50	35	3		6		73	78	(6)

Total Commercial Banking Revenue	$900	$850	$885	$833	$866	6		4		$1,750	$1,699	3

FINANCIAL RATIOS
ROE	21%	29%	30%	25%	28%	(800	)bp	(700	)bp	25%	31%	(600	)bp
ROA	1.25	1.79	1.81	1.53	1.70	(54)		(45)		1.51	1.92	(41)
Overhead Ratio	53	54	51	58	54	(100)		(100)		53	54	(100)

SELECTED BALANCE SHEETS (Average)
Total Assets	$55,963	$55,080	$55,837	$55,957	$55,268	2%		1%		$55,524	$54,774	1%
Loans and Leases	51,184	49,969	50,469	50,324	49,727	2		3		50,580	49,293	3
Liability Balances (b)	72,498	71,613	69,360	69,944	69,827	1		4		72,058	68,222	6
Equity	3,400	3,400	3,400	3,400	3,400	—		—		3,400	3,400	—

MEMO:
Loans by Business:
Middle Market	$31,051	$30,216	$29,997	$29,307	$28,803	3		8		$30,636	$28,570	7
Corporate Banking	6,239	5,788	6,109	6,087	5,861	8		6		6,015	5,900	2
Real Estate	10,169	10,345	10,679	11,646	11,384	(2)		(11)		10,256	11,060	(7)
Other	3,725	3,620	3,684	3,284	3,679	3		1		3,673	3,763	(2)

Total Commercial Banking Loans	$51,184	$49,969	$50,469	$50,324	$49,727	2		3		$50,580	$49,293	3

Headcount	4,474	4,495	4,555	4,595	4,586	—		(2)		4,474	4,586	(2)

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(3)	$2	$45	$(13)	$30	NM		NM		$(1)	$30	NM
Nonperforming Loans	434	433	527	579	614	—		(29)		434	614	(29)
Allowance for Loan Losses	1,431	1,312	1,322	1,350	1,219	9		17		1,431	1,219	17
Allowance for Lending-Related Commitments	196	170	169	164	258	15		(24)		196	258	(24)

Net Charge-off (Recovery) Rate	(0.02)%	0.02%	0.35%	(0.10)%	0.24%	(4	)bp	(26	)bp	$—%	0.12%	(12	)bp
Allowance for Loan Losses to Average Loans	2.80	2.63	2.62	2.68	2.45	17		35		2.83	2.47	36
Allowance for Loan Losses to Nonperforming Loans	330	303	251	233	201	2,700		12,900		330	199	13,100
Nonperforming Loans to Average Loans	0.85	0.87	1.04	1.15	1.23	(2)		(38)		0.86	1.25	(39)

(a)	IB-related and commercial card revenues are included in Other Income.
(b)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratios, headcount data and otherwise noted)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$197	$170	$200	$218	$243	16%		(19)%		$367	$488	(25)%
Asset Management, Administration and Commissions	736	692	630	600	645	6		14		1,428	1,246	15
Other Income	145	124	112	103	109	17		33		269	194	39

Noninterest Revenue	1,078	986	942	921	997	9		8		2,064	1,928	7
Net Interest Income	510	496	471	418	371	3		37		1,006	720	40

TOTAL NET REVENUE	1,588	1,482	1,413	1,339	1,368	7		16		3,070	2,648	16

Provision for Credit Losses	2	(3)	3	—	3	NM		(33)		(1)	4	NM
Credit Reimbursement to IB (a)	(38)	(38)	(43)	(43)	(43)	—		12		(76)	(86)	12

NONINTEREST EXPENSE
Compensation Expense	522	504	471	472	466	4		12		1,026	936	10
Noncompensation Expense	642	532	643	654	678	21		(5)		1,174	1,277	(8)
Amortization of Intangibles	30	29	32	30	31	3		(3)		59	63	(6)

TOTAL NONINTEREST EXPENSE	1,194	1,065	1,146	1,156	1,175	12		2		2,259	2,276	(1)

Operating Earnings before Income Tax Expense	354	382	221	140	147	(7)		141		736	282	161
Income Tax Expense	125	137	76	44	44	(9)		184		262	86	205

OPERATING EARNINGS	$229	$245	$145	$96	$103	(7)		122		$474	$196	142

REVENUE BY BUSINESS
Treasury Services (“TS”)	$682	$618	$642	$629	$584	10		17		$1,300	$1,150	13
Investor Services (“IS”)	544	508	454	404	470	7		16		1,052	883	19
Institutional Trust Services (“ITS”)	362	356	317	306	314	2		15		718	615	17

TOTAL NET REVENUE	$1,588	$1,482	$1,413	$1,339	$1,368	7		16		$3,070	$2,648	16

FINANCIAL RATIOS
ROE	48%	52%	30%	20%	22%	(400	)bp	2,600	bp	50%	21%	2,900	bp
Overhead Ratio	75	72	81	86	86	300		(1,100)		74	86	(1,200)
Pre-tax Margin Ratio (b)	22	26	16	10	11	(400)		1,100		24	11	1,300

BUSINESS METRICS
Assets under Custody (in billions) (c)	$10,190	$10,154	$9,300	$8,427	$8,149	—%		25%		$10,190	$8,149	25%
Corporate Trust Securities under Administration (in billions) (d)	6,704	6,745	6,676	6,569	6,464	(1)		4		6,704	6,464	4

Number of:
ACH transactions originated (in millions)	727	699	693	651	603	4		21		1,426	1,165	22
Total US$ Clearing Volume (in thousands)	24,200	21,705	22,590	21,781	21,856	11		11		45,905	42,990	7
Total Non-US$ Clearing Volume (in thousands)	13,372	11,587	11,131	10,490	10,907	15		23		24,959	21,462	16
Wholesale Check Volume (in millions)	921	877	NA	NA	NA	5		NM		1,798	NA	NM
Wholesale Cards Issued (in thousands)(e)	12,075	11,834	11,787	11,260	10,780	2		12		23,909	21,032	14

SELECTED BALANCE SHEETS (Average)
Total Assets	$26,437	$27,033	$28,538	$24,831	$26,745	(2)		(1)		$26,733	$25,943	3
Loans	9,956	10,091	9,988	8,457	8,272	(1)		20		10,023	7,898	27
Liability Balances (f)	164,036	154,673	147,789	136,606	132,688	6		24		159,380	127,686	25
Equity	1,900	1,900	1,900	1,900	1,900	—		—		1,900	1,900	—

Headcount	23,871	23,073	22,612	22,246	22,393	3		7		23,871	22,393	7

FIRMWIDE DISCLOSURES
Treasury Services Firmwide Revenue (g)	$1,314	$1,237	$1,238	$1,205	$1,164	6		13		$2,551	$2,295	11
Treasury & Securities Services Firmwide Revenue (g)	2,220	2,101	2,009	1,915	1,948	6		14		4,321	3,793	14

Treasury Services Firmwide Overhead Ratio (h)	54%	56%	61%	59%	64%	(200	)bp	(1,000	)bp	55%	66%	(1,100	)bp
Treasury & Securities Services Firmwide Overhead Ratio (h)	66	63	69	72	72	300		(600)		64	72	(800)

Treasury Services Firmwide Liability Balances (i)	$138,058	$133,770	$130,505	$125,813	$129,266	3%		7%		$135,926	$126,376	8%
Treasury & Securities Services Firmwide Liability Balances (i)	236,534	226,286	217,149	203,550	202,515	5		17		231,438	195,908	18

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

FOOTNOTES

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.

(b)
Pre-tax margin represents Operating Earnings before Income Taxes divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all operating costs are taken into consideration.

(c)
Beginning March 31, 2005, assets under custody include an estimated $400 billion of ITS assets under custody that have not been included previously. At June 30, 2005 approximately 5% of total assets under custody were trust related.

(d)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.

(e)	Wholesale cards issued include domestic commercial card, stored value card, prepaid card, and government electronic benefit card products.

(f)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.

FIRMWIDE DISCLOSURES

Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as liability balances, revenues and overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

(g)
Firmwide revenues include TS revenues recorded in the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business (see below) and exclude FX revenues recorded in the IB for TSS-related FX activity. TSS firmwide FX revenue, which includes FX revenue recorded in TSS and FX revenue associated with TSS customers who are FX customers of the IB, was $96 million and $90 million for the quarters ended June 30, 2005 and March 31, 2005, respectively.

(h)
Overhead ratios have been calculated based on firmwide revenues and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(i)
Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS customers who are also customers of the Commercial Banking line of business are not included in TS liability balances.

					PRO FORMA				PRO FORMA
					COMBINED	2QTR 2005			COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
Treasury Services Revenue Reported in Commercial Banking	$558	$542	$528	$499	$485	3%	15%	$1,100	$961	14%
Treasury Services Revenue Reported in Other Lines of Business	74	77	68	77	95	(4)	(22)	151	184	(18)

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, headcount and ranking data, and where otherwise noted)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$6	$9	$10	$10	$9	(33)%		(33)%		$15	$19	(21)%
Asset Management, Administration and Commissions	994	975	952	859	886	2		12		1,969	1,797	10
Other Income	69	95	60	55	49	(27)		41		164	101	62

Noninterest Revenue	1,069	1,079	1,022	924	944	(1)		13		2,148	1,917	12
Net Interest Income	274	282	288	269	241	(3)		14		556	481	16

TOTAL NET REVENUE	1,343	1,361	1,310	1,193	1,185	(1)		13		2,704	2,398	13

Provision for Credit Losses	(20)	(7)	(21)	1	(5)	(186)		(300)		(27)	4	NM

NONINTEREST EXPENSE
Compensation Expense	509	538	459	452	448	(5)		14		1,047	876	20
Noncompensation Expense	383	371	436	409	423	3		(9)		754	817	(8)
Amortization of Intangibles	25	25	24	23	23	—		9		50	46	9

TOTAL NONINTEREST EXPENSE	917	934	919	884	894	(2)		3		1,851	1,739	6

Operating Earnings before Income Tax Expense	446	434	412	308	296	3		51		880	655	34
Income Tax Expense	163	158	149	111	106	3		54		321	236	36

OPERATING EARNINGS	$283	$276	$263	$197	$190	3		49		$559	$419	33

FINANCIAL RATIOS
ROE	47%	47%	44%	33%	32%	—	bp	1,500	bp	47%	35%	1,200	bp
Overhead Ratio	68	69	70	74	75	(100)		(700)		68	73	(500)
Pre-tax Margin Ratio (a)	33	32	31	26	25	100		800		33	27	600

BUSINESS METRICS
Number of:
Client Advisors	1,409	1,390	1,333	1,334	1,323	1%		7%		1,409	1,323	7%
Brown Co Average Daily Trades	26,267	29,753	30,521	23,969	28,702	(12)		(8)		28,010	32,586	(14)
Retirement Planning Services Participants	1,210,000	1,181,000	918,000	874,000	844,000	2		43		1,210,000	844,000	43
Star Rankings: (b)
% of Customer Assets in Funds Ranked 4 or Better	50%	48%	48%	56%	52%	4		(4)		50%	52%	(4)
% of Customer Assets in Funds Ranked 3 or Better	80%	79%	81%	80%	78%	1		3		80%	78%	3
Funds Quartile Ranking (1YR) : (c)
% of AUM in 1st and 2nd Quartiles	75%	71%	66%	63%	56%	6		34		75%	56%	34

REVENUE BY CLIENT SEGMENT
Private Bank	$409	$422	$427	$383	$388	(3)		5		$831	$782	6
Retail	363	346	358	292	315	5		15		709	623	14
Institutional	313	322	265	267	241	(3)		30		635	498	28
Private Client Services	258	271	260	251	241	(5)		7		529	495	7

Total Net Revenue	$1,343	$1,361	$1,310	$1,193	$1,185	(1)		13		$2,704	$2,398	13

SELECTED BALANCE SHEETS DATA (Average)
Total Assets	$42,001	$39,716	$40,689	$39,882	$40,223	6		4		$40,865	$40,197	2
Loans	26,572	26,357	25,966	25,408	24,943	1		7		26,465	24,536	8
Deposits (d)	40,774	42,043	43,415	38,940	36,954	(3)		10		41,405	36,050	15
Equity	2,400	2,400	2,400	2,400	2,400	—		—		2,400	2,400	—

Headcount	12,455	12,378	12,287	12,368	12,311	1		1		12,455	12,311	1

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$(2)	$(6)	$5	$6	$6	67		NM		$(8)	$59	NM
Nonperforming Loans	100	78	79	125	144	28		(31)		100	144	(31)
Allowance for Loan Losses	195	214	216	241	114	(9)		71		195	114	71
Allowance for Lending Related Commitments	3	5	5	5	4	(40)		(25)		3	4	(25)

Net Charge-off (Recovery) Rate	(0.03)%	(0.09)%	0.08%	0.09%	0.10%	6	bp	(13	)bp	(0.06)%	0.48%	(54	)bp
Allowance for Loan Losses to Average Loans	0.73	0.81	0.83	0.95	0.46	(8)		27		0.74	0.46	28
Allowance for Loan Losses to Nonperforming Loans	195	274	273	193	79	(7,900)		11,600		195	79	11,600
Nonperforming Loans to Average Loans	0.38	0.30	0.30	0.49	0.58	8		(20)		0.38	0.59	(21)

(a)
Pre-tax margin represents Operating Earnings before Income Tax Expense divided by Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings, after all costs are taken into consideration.

(b)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(c)	Quartile ranking sourced from Lipper for the United States and Taiwan; Micropal for the United Kingdom, Luxemburg and Hong Kong; and Nomura for Japan.
(d)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

					PRO FORMA
					COMBINED	2QTR 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004
Asset Class
Liquidity	$223	$228	$232	$210	$216	(2)%	3%
Fixed Income	171	171	171	174	180	—	(5)
Equities & Balanced	323	326	326	298	305	(1)	6
Alternatives	66	65	62	53	50	2	32

Assets under Management	783	790	791	735	751	(1)	4
Custody / Brokerage / Administration / Deposits	310	302	315	268	259	3	20

Total Assets under Supervision	$1,093	$1,092	$1,106	$1,003	$1,010	—	8

Client Segment
Private Bank
Assets under Management	$135	$138	$139	$136	$139	(2)	(3)
Custody / Brokerage / Administration / Deposits	165	161	165	143	138	2	20

Assets under Supervision	300	299	304	279	277	—	8
Retail
Assets under Management	141	138	133	122	125	2	13
Custody / Brokerage / Administration / Deposits	97	94	88	81	80	3	21

Assets under Supervision	238	232	221	203	205	3	16
Institutional
Assets under Management	455	462	466	426	436	(2)	4
Custody / Brokerage / Administration / Deposits	3	5	21	4	1	(40)	200

Assets under Supervision	458	467	487	430	437	(2)	5
Private Client Services
Assets under Management	52	52	53	51	51	—	2
Custody / Brokerage / Administration / Deposits	45	42	41	40	40	7	13

Assets under Supervision	97	94	94	91	91	3	7

Total Assets under Supervision	$1,093	$1,092	$1,106	$1,003	$1,010	—	8

Geographic Region
Americas
Assets under Management	$535	$558	$562	$531	$546	(4)	(2)
Custody / Brokerage / Administration / Deposits	270	263	281	238	227	3	19

Assets under Supervision	805	821	843	769	773	(2)	4
International
Assets under Management	248	232	229	204	205	7	21
Custody / Brokerage / Administration / Deposits	40	39	34	30	32	3	25

Assets under Supervision	288	271	263	234	237	6	22

Total Assets under Supervision	$1,093	$1,092	$1,106	$1,003	$1,010	—	8

Memo:
Mutual Funds Assets:
Liquidity	$174	$175	$183	$163	$173	(1)	1
Fixed Income	41	45	41	48	49	(9)	(16)
Equities, Balanced & Alternatives	114	106	104	97	96	8	19

Total Mutual Funds Assets	$329	$326	$328	$308	$318	1	3

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

					PRO FORMA		PRO FORMA
					COMBINED		COMBINED
	2QTR	1QTR	4QTR	3QTR	2QTR	Year-to-date
	2005	2005	2004	2004	2004	2005	2004
Assets Under Management Rollforward
Beginning Balance	$790	$791	$735	$751	$772	$791	$744
Liquidity Net Asset Flows	(5)	(6)	16	(9)	(11)	(11)	(11)
Fixed Income Net Asset Flows	(2)	4	(2)	(5)	1	2	1
Equities, Balanced & Alternatives Net Asset Flows	8	1	6	(2)	2	9	10
Acquisitions (a)	—	—	7	—	—	—	—
Market / Other Impacts (b)	(8)	—	29	—	(13)	(8)	7

Ending Balance	$783	$790	$791	$735	$751	$783	$751

Custody / Brokerage / Administration / Deposits Rollforward
Beginning Balance	$302	$315	$268	$259	$254	$315	$237
Custody / Brokerage / Administration / Deposits Net Asset Flows	(1)	7	12	12	4	6	10
Market / Other Impacts	9	(20)	35	(3)	1	(11)	12

Ending Balance	$310	$302	$315	$268	$259	$310	$259

Assets Under Supervision Rollforward
Beginning Balance	$1,092	$1,106	$1,003	$1,010	$1,026	$1,106	$981
Net Asset Flows	—	6	32	(4)	(4)	6	10
Acquisitions (a)	—	—	7	—	—	—	—
Market / Other Impacts (b)	1	(20)	64	(3)	(12)	(19)	19

Ending Balance	$1,093	$1,092	$1,106	$1,003	$1,010	$1,093	$1,010

(a)	Reflects the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion).
(b)	Includes AWM’s strategic decision to exit the Institutional Fiduciary business in the second quarter of 2005 ($12bn).

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

					PRO FORMA				PRO FORMA
					COMBINED	2QTR 2005			COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$310	$(130)	$584	$347	$343	NM %	(10)%	$180	$904	(80)%
Other Income	87	48	38	131	159	81	(45)	135	225	(40)

Noninterest Revenue	397	(82)	622	478	502	NM	(21)	315	1,129	(72)
Net Interest Income	(763)	(677)	(657)	(536)	(265)	(13)	(188)	(1,440)	(577)	(150)

TOTAL NET REVENUE	(366)	(759)	(35)	(58)	237	52	NM	(1,125)	552	NM

Provision for Credit Losses	1	(4)	—	(1)	(27)	NM	NM	(3)	(111)	97

Noninterest Expense
Compensation Expense	772	774	662	786	751	—	3	1,546	1,550	—
Noncompensation Expense	1,042	996	1,215	1,146	1,200	5	(13)	2,038	2,399	(15)

Subtotal	1,814	1,770	1,877	1,932	1,951	2	(7)	3,584	3,949	(9)
Net Expenses Allocated to Other Businesses	(1,337)	(1,335)	(1,417)	(1,426)	(1,463)	—	9	(2,672)	(2,915)	8

TOTAL NONINTEREST EXPENSE	477	435	460	506	488	10	(2)	912	1,034	(12)

Operating Earnings before Income Tax Expense	(844)	(1,190)	(495)	(563)	(224)	29	(277)	(2,034)	(371)	(448)
Income Tax Expense (Benefit)	(358)	(503)	(199)	(344)	(121)	29	(196)	(861)	(253)	(240)

OPERATING EARNINGS	$(486)	$(687)	$(296)	$(219)	$(103)	29	(372)	$(1,173)	$(118)	NM

SELECTED AVERAGE BALANCE SHEETS
Short-term Investments (a)	$16,779	$13,164	$19,252	$26,432	$14,669	27	14	$14,982	$10,273	46
Investment Portfolio (b)	50,751	74,795	72,583	74,708	94,960	(32)	(47)	62,707	96,751	(35)
Goodwill (c)	43,524	43,306	42,980	42,958	43,030	1	1	43,415	42,986	1
Total Assets	159,160	178,089	197,794	204,884	225,267	(11)	(29)	168,572	224,530	(25)

Headcount	28,114	26,983	24,806	24,482	24,386	4	15	28,114	24,386	15

TREASURY
Securities Gains (Losses) (d)	$6	$(918)	$77	$109	$(54)	NM	NM	$(912)	$172	NM

Investment Portfolio (Average)	$43,652	$65,646	$63,362	$65,508	$85,460	(34)	(49)	$54,588	$87,354	(38)

Investment Portfolio (Ending)	$34,319	$46,943	$64,949	$61,331	$73,716	(27)	(53)	$34,319	$73,716	(53)

(a)	Represents Federal funds sold, Securities borrowed, Trading assets — debt and equity instruments and Trading assets — derivative receivables.
(b)	Represents investment securities and private equity investments.
(c)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(d)
Losses in the first quarter of 2005 were primarily due to the sale of $20 billion of investment securities during the month of March 2005. Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

					PRO FORMA				PRO FORMA
					COMBINED	2QTR 2005			COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year to date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$555	$633	$442	$277	$411	(12)%	35%	$1,188	$751	58%
Write-ups / (Write-downs)	(133)	206	(111)	(31)	(54)	NM	(146)	73	(123)	NM
Mark-to-Market Gains (Losses)	(153)	(89)	167	(27)	13	(72)	NM	(242)	52	NM

Total Direct Investments	269	750	498	219	370	(64)	(27)	1,019	680	50
Third-Party Fund Investments	31	39	8	16	22	(21)	41	70	45	56

Total Private Equity Gains	300	789	506	235	392	(62)	(23)	1,089	725	50
Other Income	11	5	16	14	10	120	10	16	19	(16)
Net Interest Income	(56)	(50)	(70)	(89)	(98)	(12)	43	(106)	(211)	50

Total Net Revenue	255	744	452	160	304	(66)	(16)	999	533	87
Total Noninterest Expense	66	62	79	73	79	6	(16)	128	157	(18)

Operating Earnings before Income Tax Expense	189	682	373	87	225	(72)	(16)	871	376	132
Income Tax Expense	67	245	134	27	75	(73)	(11)	312	129	142

OPERATING EARNINGS	$122	$437	$239	$60	$150	(72)	(19)	$559	$247	126

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$761	$1,149	$1,170	$958	$936	(34)	(19)
Cost	580	808	744	675	623	(28)	(7)
Quoted Public Value	1,082	1,713	1,758	1,415	1,431	(37)	(24)
Privately-Held Direct Securities
Carrying Value	5,037	5,490	5,686	6,011	6,140	(8)	(18)
Cost	6,362	6,689	7,178	7,551	7,757	(5)	(18)
Third-Party Fund Investments
Carrying Value	552	550	641	1,138	1,559	—	(65)
Cost	921	934	1,042	1,761	2,161	(1)	(57)

Total Private Equity Portfolio — Carrying Value	$6,350	$7,189	$7,497	$8,107	$8,635	(12)	(26)

Total Private Equity Portfolio — Cost	$7,863	$8,431	$8,964	$9,987	$10,541	(7)	(25)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

					PRO FORMA	Jun 30, 2005
					COMBINED	Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2005	2005	2004	2004	2004	2005	2004
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$110,096	$101,261	$99,868	$99,451	$99,860	9%	10%
Loans — Non-U.S.	39,492	36,140	35,199	32,893	33,151	9	19

TOTAL WHOLESALE LOANS — REPORTED	149,588	137,401	135,067	132,344	133,011	9	12

CONSUMER (b)
Home Finance
Home Equity and Other	72,346	68,779	67,837	67,368	63,598	5	14
Mortgage	58,594	55,588	56,816	56,035	56,502	5	4

Total Home Finance	130,940	124,367	124,653	123,403	120,100	5	9
Auto & Education Finance	52,309	59,837	62,712	62,587	62,671	(13)	(17)
Consumer & Small Business and Other	14,678	15,011	15,107	15,126	13,805	(2)	6
Credit Card Receivables — Reported	68,510	66,053	64,575	60,241	28,981	4	136

TOTAL CONSUMER LOANS — REPORTED	266,437	265,268	267,047	261,357	225,557	—	18

TOTAL LOANS — REPORTED	416,025	402,669	402,114	393,701	358,568	3	16
Credit Card Securitizations	68,808	67,328	70,795	71,256	99,929	2	(31)

TOTAL LOANS — MANAGED	484,833	469,997	472,909	464,957	458,497	3	6
Derivative Receivables	55,015	60,388	65,982	57,795	55,086	(9)	—
Interests in Purchased Receivables (c)	27,887	28,484	31,722	30,479	30,184	(2)	(8)
Other Receivables	—	—	—	—	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	567,735	558,869	570,613	553,231	543,875	2	4
Wholesale Lending-Related Commitments	314,034	316,282	309,399	315,946	321,615	(1)	(2)

TOTAL	$881,769	$875,151	$880,012	$869,177	$865,490	1	2

Memo: Total by Category
Total Wholesale Exposure (d)	$546,524	$542,555	$542,170	$536,564	$540,004	1	1
Total Consumer Managed Loans (e)	335,245	332,596	337,842	332,613	325,486	1	3

Total	$881,769	$875,151	$880,012	$869,177	$865,490	1	2

Risk Profile of Wholesale Credit Exposure:
Investment-Grade	$427,966	$433,928	$441,930	$429,198	NA	(1)	NM
Noninvestment-Grade:
Noncriticized	112,140	101,859	91,605	97,126	NA	10	NM
Criticized Performing (f)	4,536	4,859	6,263	8,113	NA	(7)	NM
Criticized Nonperforming (f)	1,504	1,590	2,021	1,772	NA	(5)	NM

Total Noninvestment-Grade	$118,180	$108,308	$99,889	$107,011	NA	9	NM

Purchased Held-for-Sale Wholesale Loans (g)	$378	$319	$351	$355	NA	18	NM

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)	These represent undivided interests in pools of receivables and similar types of assets.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)
For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million in the first quarter of 2005.

(g)	Represents distressed wholesale loans purchased as part of IB’s proprietary investing activities.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

					PRO FORMA	Jun 30, 2005
					COMBINED	Change
	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2005	2005	2004	2004	2004	2005	2004
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$959	$1,005	$1,228	$1,405	$1,382	(5)%	(31)%
Loans — Non-U.S.	292	324	346	378	726	(10)	(60)

TOTAL WHOLESALE LOANS — REPORTED (a)	1,251	1,329	1,574	1,783	2,108	(6)	(41)

CONSUMER LOANS
Home Finance	662	691	673	789	750	(4)	(12)
Auto & Education Finance	190	171	193	211	221	11	(14)
Consumer & Small Business and Other	280	288	295	308	311	(3)	(10)
Credit Card Receivables — Reported	9	8	8	9	9	13	—

TOTAL CONSUMER LOANS — REPORTED	1,141	1,158	1,169	1,317	1,291	(1)	(12)

TOTAL LOANS REPORTED (a)	2,392	2,487	2,743	3,100	3,399	(4)	(30)
Derivative Receivables	234	241	241	238	223	(3)	5
Other Receivables	—	—	—	—	108	NM	NM
Assets Acquired in Loan Satisfactions	206	221	247	299	320	(7)	(36)

TOTAL NONPERFORMING ASSETS (a)	$2,832	$2,949	$3,231	$3,637	$4,050	(4)	(30)

PURCHASED HELD-FOR-SALE WHOLESALE LOANS (b)	$378	$319	$351	$355	$374	18	1

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.57%	0.62%	0.68%	0.79%	0.95%	(5) bp	(38)	bp

NONPERFORMING ASSETS BY LOB
Investment Bank	$946	$1,056	$1,196	$1,321	$1,684	(10)%	(44)%
Retail Financial Services	1,319	1,351	1,385	1,557	1,551	(2)	(15)
Card Services	9	8	8	9	9	13	—
Commercial Banking	452	452	547	606	642	—	(30)
Treasury & Securities Services	6	4	14	4	5	50	20
Asset and Wealth Management	100	78	81	140	159	28	(37)

TOTAL	$2,832	$2,949	$3,231	$3,637	$4,050	(4)	(30)

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2004
GROSS CHARGE-OFFS

Wholesale Loans	$31	$61	$123	$80	$208	(49)%		(85)%		$92	$416	(78)%
Consumer (Excluding Card)	167	219	658	269	244	(24)		(32)		386	558	(31)
Credit Card Receivables — Reported	811	753	784	760	434	8		87		1,564	871	80

Total Loans — Reported	1,009	1,033	1,565	1,109	886	(2)		14		2,042	1,845	11
Credit Card Securitizations	1,060	1,034	1,126	1,039	1,507	3		(30)		2,094	2,986	(30)

Total Loans — Managed	2,069	2,067	2,691	2,148	2,393	—		(14)		4,136	4,831	(14)

RECOVERIES

Wholesale Loans	83	70	55	104	167	19		(50)		153	297	(48)
Consumer (Excluding Card)	53	67	52	50	68	(21)		(22)		120	146	(18)
Credit Card Receivables — Reported	100	80	60	90	38	25		163		180	77	134

Total Loans — Reported	236	217	167	244	273	9		(14)		453	520	(13)
Credit Card Securitizations	130	117	115	111	149	11		(13)		247	304	(19)

Total Loans — Managed	366	334	282	355	422	10		(13)		700	824	(15)

NET CHARGE-OFFS

Wholesale Loans	(52)	(9)	68	(24)	41	(478)		NM		(61)	119	NM
Consumer (Excluding Card)	114	152	606	219	176	(25)		(35)		266	412	(35)
Credit Card Receivables — Reported	711	673	724	670	396	6		80		1,384	794	74

Total Loans — Reported	773	816	1,398	865	613	(5)		26		1,589	1,325	20
Credit Card Securitizations	930	917	1,011	928	1,358	1		(32)		1,847	2,682	(31)

Total Loans — Managed	$1,703	$1,733	$2,409	$1,793	$1,971	(2)		(14)		$3,436	$4,007	(14)

NET CHARGE-OFF RATES — ANNUALIZED

Wholesale Loans (a)	(0.17)%	(0.03)%	0.21%	(0.08)%	0.13%	(14	)bp	(30	)bp	(0.10)%	0.19%	(29	)bp
Consumer (Excluding Card) (b)	0.25	0.34	1.28	0.47	0.40	(9)		(15)		0.29	0.48	(19)
Credit Card Receivables — Reported	4.25	4.25	4.70	4.49	5.35	—		(110)		4.25	5.39	(114)
Total Loans — Reported (a) (b)	0.83	0.88	1.47	0.93	0.74	(5)		9		0.86	0.81	5
Credit Card Securitizations	5.48	5.36	5.70	5.20	5.62	12		(14)		5.42	5.56	(14)
Total Loans — Managed (a) (b)	1.55	1.58	2.13	1.62	1.85	(3)		(30)		1.57	1.89	(32)

Memo: Credit Card — Managed	4.87	4.83	5.24	4.88	5.56	4		(69)		4.85	5.52	(67)

(a)
Wholesale loans held-for-sale were $17,871 million, $8,154 million, $7,684 million, $7,281 million and $5,259 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $13,039 million and $5,501 million for 2005 and 2004, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held-for-sale were $14,620 million, $15,861 million, $13,534 million, $14,479 million and $19,818 million for the quarters ended June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. The year-to-date average loans held-for-sale were $15,237 million and $20,492 million for 2005 and 2004, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						PRO FORMA						PRO FORMA
						COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR		2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004		2004	1QTR 2005		2QTR 2004		2005	2004	2004
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$6,935	$7,320	$7,493	$7,090		$7,443	(5)%		(7)%		$7,320	$7,995	(8)%
Net Charge-Offs	(773)	(816)	(1,398)	(865)		(613)	5		(26)		(1,589)	(1,325)	(20)
Provision for Loan Losses:
Provision Excluding Accounting Policy Conformity	636	431	681	835		285	48		123		1,067	447	139
Accounting Policy Conformity	—	—	525	560		—	NM		NM		—	—	NM

Total Provision for Loan Losses	636	431	1,206	1,395		285	48		123		1,067	447	139
Other	(4)	—	19	(127	)(a)	(25)	NM		84		(4)	(27)	85

Ending Balance	$6,794	$6,935	$7,320	$7,493		$7,090	(2)		(4)		$6,794	$7,090	(4)

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$488	$492	$541	$768		$805	(1)		(39)		$492	$814	(40)
Provision for Lending-Related Commitments:
Provision Excluding Accounting Policy Conformity	(49)	(4)	(49)	1		(37)	NM		(32)		(53)	(46)	(15)
Accounting Policy Conformity	—	—	—	(227)		—	NM		NM		—	—	NM

Total Provision for Lending-Related Commitments	(49)	(4)	(49)	(226)		(37)	NM		(32)		(53)	(46)	(15)
Other	—	—	—	(1)		—	NM		NM		—	—	NM

Ending Balance	$439	$488	$492	$541		$768	(10)		(43)		$439	$768	(43)

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$314	$385	$469	$498		NA	(18)		NM
Formula — Based (b)
Statistical Calculation	1,604	1,448	1,639	1,832		NA	11		NM
Adjustments to the Statistical Calculation	686	894	990	1,126		NA	(23)		NM

Total Wholesale	2,604	2,727	3,098	3,456		3,506	(5)		(26)

Consumer
Formula — Based
Statistical Calculation	3,064	3,113	3,169	3,159		NA	(2)		NM
Adjustments to the Statistical Calculation	1,126	1,095	1,053	878		NA	3		NM

Total Consumer	4,190	4,208	4,222	4,037		3,584	—		17

Total Allowance for Loan Losses	6,794	6,935	7,320	7,493		7,090	(2)		(4)
Allowance for Lending-Related Commitments	439	488	492	541		768	(10)		(43)

Total Allowance for Credit Losses	$7,233	$7,423	$7,812	$8,034		$7,858	(3)		(8)

Wholesale Allowance for Loan Losses to Total Wholesale Loans (c)	1.98%	2.11%	2.43%	2.76%		2.74%	(13	)bp	(76	)bp
Consumer Allowance for Loan Losses to Total Consumer Loans (d)	1.65	1.69	1.70	1.62		1.72	(4)		(7)
Allowance for Loan Losses to Total Loans (c) (d)	1.76	1.83	1.94	2.01		2.11	(7)		(35)
Allowance for Loan Losses to Total Nonperforming Loans (e)	287	283	268	248		219	400		6,800

ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$971	$1,191	$1,547	$1,841		$1,382	(18)%		(30)%
Retail Financial Services	1,135	1,168	1,228	1,764		1,907	(3)		(40)
Card Services	3,055	3,040	2,994	2,273		1,677	—		82
Commercial Banking	1,431	1,312	1,322	1,350		1,219	9		17
Treasury & Securities Services	7	5	9	9		2	40		250
Asset and Wealth Management	195	214	216	241		114	(9)		71
Corporate	—	5	4	15		789	NM		NM

Total	$6,794	$6,935	$7,320	$7,493		$7,090	(2)		(4)

(a)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(b)
During the second quarter 2005, the Firm refined its historical and market based inputs used for estimating the Formula Based component of the allowance. These refinements resulted in an increase to the Statistical Calculation and a decrease to the Adjustments to the Statistical Calculation, the component of the allowance that covers estimate imprecision.

(c)
Loans held-for-sale were $17,871 million, $8,154 million, $7,684 million, $7,281 million and $5,259 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Loans held-for-sale were $13,112 million, $16,532 million, $18,022 million, $12,816 million and $17,782 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Nonperforming loans held-for-sale were $28 million, $33 million, $15 million, $78 million and $155 million at June 30, 2005, March 31, 2005, December 31, 2004, September 30, 2004 and June 30, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

					PRO FORMA				PRO FORMA
					COMBINED	2QTR 2005			COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change		Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005	2QTR 2004	2005	2004	2004
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(271)	$(356)	$(120)	$(148)	$(283)	24%	4%	$(627)	$(580)	(8)%
Commercial Banking	116	(8)	17	10	22	NM	427	108	(56)	NM
Treasury & Securities Services	2	(5)	3	—	3	NM	(33)	(3)	4	NM
Asset & Wealth Management	(18)	(7)	(21)	1	(4)	(157)	(350)	(25)	4	NM
Corporate	1	(4)	—	(1)	(27)	NM	NM	(3)	(110)	97

Total Wholesale	(170)	(380)	(121)	(138)	(289)	55	41	(550)	(738)	25
Retail Financial Services	95	92	78	239	175	3	(46)	187	385	(51)
Card Services	711	719	724	734	399	(1)	78	1,430	800	79

Total Consumer	806	811	802	973	574	(1)	40	1,617	1,185	36
Accounting Policy Conformity (a)	—	—	525	560	—	NM	NM	—	—	NM

Total Provision for Loan Losses	636	431	1,206	1,395	285	48	123	1,067	447	139

LENDING-RELATED COMMITMENTS
Investment Bank	$(72)	$(10)	$(53)	$(3)	$(32)	NM	(125)	$(82)	(38)	(116)
Commercial Banking	26	2	4	4	(4)	NM	NM	28	(12)	NM
Treasury & Securities Services	—	2	—	—	—	NM	NM	2	—	NM
Asset & Wealth Management	(2)	—	—	—	(1)	NM	(100)	(2)	—	NM
Corporate	—	—	—	—	—	NM	NM	—	(1)	NM

Total Wholesale	(48)	(6)	(49)	1	(37)	NM	(30)	(54)	(51)	(6)
Retail Financial Services	(1)	2	—	—	—	NM	NM	1	5	(80)
Card Services	—	—	—	—	—	NM	NM	—	—	NM

Total Consumer	(1)	2	—	—	—	NM	NM	1	5	(80)
Accounting Policy Conformity (b)	—	—	—	(227)	—	NM	NM	—	—	NM

Total Provision for Lending-Related Commitments	(49)	(4)	(49)	(226)	(37)	NM	(32)	(53)	(46)	(15)

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(343)	$(366)	$(173)	$(151)	$(315)	6	(9)	$(709)	$(618)	(15)
Commercial Banking	142	(6)	21	14	18	NM	NM	136	(68)	NM
Treasury & Securities Services	2	(3)	3	—	3	NM	(33)	(1)	4	NM
Asset & Wealth Management	(20)	(7)	(21)	1	(5)	(186)	(300)	(27)	4	NM
Corporate	1	(4)	—	(1)	(27)	NM	NM	(3)	(111)	97

Total Wholesale	(218)	(386)	(170)	(137)	(326)	44	33	(604)	(789)	23
Retail Financial Services	94	94	78	239	175	—	(46)	188	390	(52)
Card Services	711	719	724	734	399	(1)	78	1,430	800	79

Total Consumer	805	813	802	973	574	(1)	40	1,618	1,190	36
Accounting Policy Conformity	—	—	525	333	—	NM	NM	—	—	NM

Total Provision for Credit Losses	587	427	1,157	1,169	248	37	137	1,014	401	153

Securitized Credit Losses	930	917	1,011	928	1,358	1	(32)	1,847	2,682	(31)
Accounting Policy Conformity	—	—	(525)	(333)	—	NM	NM	—	—	NM

Managed Provision for Credit Losses	$1,517	$1,344	$1,643	$1,764	$1,606	13	(6)	$2,861	$3,083	(7)

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by reductions of $196 million and $161 million to conform methodologies in the fourth and third quarters of 2004, respectively.

(b)	Reflects a reduction of $227 million for the third quarter of 2004 to conform methodologies in the wholesale portfolio.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

					PRO FORMA						PRO FORMA
					COMBINED	2QTR 2005					COMBINED	YTD 2005
	2QTR	1QTR	4QTR	3QTR	2QTR	Change				Year-to-date		Change
	2005	2005	2004	2004	2004	1QTR 2005		2QTR 2004		2005	2004	2003
COMMON SHARES OUTSTANDING
Weighted-Average Basic Shares Outstanding	3,493.0	3,517.5	3,514.7	3,513.5	3,509.4	(1)%		—%		3,505.2	3,506.6	—%
Weighted-Average Diluted Shares Outstanding	3,548.3	3,569.8	3,602.0	3,592.0	3,588.6	(1)		(1)		3,559.0	3,589.0	(1)
Common Shares Outstanding — at Period End	3,514.0	3,525.3	3,556.2	3,564.1	3,559.0	—		(1)		3,514.0	3,559.0	(1)

Cash Dividends Declared per Share	$0.34	$0.34	$0.34	$0.34	$0.34	—		—		$0.68	$0.68	—
Book Value per Share	29.95	29.78	29.61	29.42	29.06	1		3		29.95	29.06	3
Dividend Payout	122%	54%	74%	87%	292%	6,800	bp	(17,000	)bp	75%	71%	400	bp

SHARE PRICE
High	$36.50	$39.69	$40.45	$40.25	$42.57	(8)%		(14)%		$39.69	$43.84	(9)%
Low	33.35	34.32	36.32	35.50	34.62	(3)		(4)		33.35	34.62	(4)
Close	35.32	34.60	39.01	39.73	38.77	2		(9)		35.32	38.77	(9)

STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$593.7	$1,315.6	$599.8	$137.9	NM					$1,909.3	NM
Common Shares Repurchased	16.8	36.0	15.8	3.5	NM					52.8	NM
Average Purchase Price	$35.32	$36.57	$38.01	$39.42	NM					$36.17	NM

CAPITAL RATIOS
Tier 1 Capital	$69,779	$69,435	$68,621	$69,309	$67,850	—		3
Total Capital	96,086	96,378	96,807	96,666	92,916	—		3
Risk-Weighted Assets	848,394	811,822	791,373	803,464	790,701	5		7
Adjusted Average Assets	1,135,653	1,110,058	1,102,456	1,065,244	1,094,028	2		4
Tier 1 Capital Ratio	8.2%	8.6%	8.7%	8.6%	8.6%	(40	)bp	(40	)bp
Total Capital Ratio	11.3	11.9	12.2	12.0	11.8	(60)		(50)
Tier 1 Leverage Ratio	6.1	6.3	6.2	6.5	6.2	(20)		(10)

INTANGIBLE ASSETS
Goodwill	$43,537	$43,440	$43,203	$42,947	$43,016	—%		1%
Mortgage Servicing Rights	5,026	5,663	5,080	5,168	5,797	(11)		(13)
Purchased Credit Card Relationships	3,528	3,703	3,878	4,055	4,527	(5)		(22)
All Other Intangibles	5,319	5,514	5,726	5,945	5,873	(4)		(9)

Total Intangibles	$57,410	$58,320	$57,887	$58,115	$59,213	(2)		(3)

(a)	Estimated
(b)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

ACH: Automated Clearing House

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed by American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

bp: Denotes basis points; 100 bp equals 1%.

Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.

Corporate: Includes Private Equity, Treasury, and corporate staff and other centrally managed expenses.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not applicable for the period presented.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.

Overhead Ratio: Noninterest expense as a percentage of total net revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge and accounting policy conformity adjustments.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking

IB’s revenues are comprised of the following:

1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.

2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.

3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.

4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

Retail Financial Services

Description of selected business metrics within Home Finance:

1. Secondary marketing involves the sale of mortgage loans into the secondary market and risk management of this activity from the point of loan commitment to customers through loan closing and subsequent sale.

Home Finance’s origination channels are comprised of the following:

1. Retail – A mortgage banker employed by the Firm directly contacts borrowers who are buying or refinancing a home through a branch office, through the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.

2. Wholesale – A third-party mortgage broker refers loans to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.

3. Correspondent – Banks, thrifts, other mortgage banks and other financial institutions sell closed loans to the Firm.

4. Correspondent negotiated transactions (“CNT”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Description of selected business metrics within Consumer & Small Business Banking:

1. Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

2. Investment sales representatives – Licensed retail branch sales personnel, assigned to support several branches, who assist with the sale of investment products including college planning accounts, mutual funds, annuities and retirement accounts.

Description of selected business metrics within Insurance:

1. Proprietary annuity sales represent annuity contracts marketed through and issued by subsidiaries of the Firm.

2. Insurance in force – direct/assumed includes the aggregate face amount of insurance policies directly underwritten and assumed through reinsurance.

3. Insurance in force – retained includes the aggregate face amounts of insurance policies directly underwritten and assumed through reinsurance, after reduction for face amounts ceded to reinsurers.

Card Services

Description of selected business metrics within Card Services:

1. Charge volume – Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.

2. Net accounts opened – Includes originations, purchases and sales.

3. Merchant acquiring business – Represents an entity that processes payments for merchants. JPMorgan Chase is a majority owner of Paymentech, Inc. and a 50% owner of Chase Merchant Services.

4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.

5. Total transactions – Represents the number of transactions and authorizations processed for the merchants.

Commercial Banking

Commercial Banking revenues are comprised of the following:

1. Lending incorporates a variety of financing alternatives, such as term loans, revolving lines of credit and asset-based structures and leases, which are often secured by receivables, inventory, equipment or real estate.

2. Treasury services incorporates a broad range of products and services to help clients manage short-term liquidity through deposits and sweeps, and longer-term investment needs through money market accounts, certificates of deposit and mutual funds; manage working capital through lockbox, global trade, global clearing and commercial card products; and have ready access to information to manage their business through on-line reporting tools.

3. Investment banking products provide clients with more sophisticated capital-raising alternatives, through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds and equity underwriting, and balance sheet and risk management tools through foreign exchange, derivatives, M&A and advisory services.

Treasury & Securities Services

Treasury & Securities Services firmwide metrics include certain TSS product revenues and liability balances reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as firmwide liability balances, firmwide revenue and firmwide overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

Asset & Wealth Management

AWM’s client segments are comprised of the following:

1. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.

2. Retail provides more than 2 million customers worldwide with investment management, retirement planning and administration, and brokerage services through third-party and direct distribution channels.

3. Institutional serves more than 3,000 large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.

4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.

APPENDIX

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	SECOND QUARTER 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$961	$—	$—	$—	$—	$—	$—	$961
Trading Revenue	387	198	—	—	—	—	—	585
Lending & Deposit Related Fees	851	—	—	—	—	—	—	851
Asset Management, Administration and Commissions	2,541	—	—	—	—	—	—	2,541
Securities / Private Equity Gains (Losses)	407	—	—	—	—	—	—	407
Mortgage Fees and Related Income	336	—	—	—	—	—	—	336
Credit Card Income	1,763	—	(728)	—	—	—	—	1,035
Other Income	496	—	—	—	—	—	143	639

Noninterest Revenue	7,742	198	(728)	—	—	—	143	7,355

Net Interest Income	5,001	(198)	1,658	—	—	—	84	6,545

TOTAL NET REVENUE	12,743	—	930	—	—	—	227	13,900

Provision for Credit Losses	587	—	930	—	—	—		1,517

NONINTEREST EXPENSE
Compensation Expense	4,266	—	—	—	—	—	—	4,266
Occupancy Expense	580	—	—	—	—	—	—	580
Technology and Communications Expense	896	—	—	—	—	—	—	896
Professional & Outside Services	1,130	—	—	—	—	—	—	1,130
Marketing	537	—	—	—	—	—	—	537
Other Expense	954	—	—	—	—	—	—	954
Amortization of Intangibles	385	—	—	—	—	—	—	385

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,748	—	—	—	—	—	—	8,748
Merger Costs	279	—	—	(279)	—	—	—	—
Litigation Reserve Charge	1,872	—	—	—	(1,872)	—	—	—

TOTAL NONINTEREST EXPENSE	10,899	—	—	(279)	(1,872)	—	—	8,748

Income (Loss) before Income Tax Expense	1,257	—	—	279	1,872	—	227	3,635
Income Tax Expense (Benefit)	263	—	—	106	711	—	227	1,307

NET INCOME (LOSS)	$994	$—	$—	$173	$1,161	$—	$—	$2,328

FINANCIAL RATIOS
Diluted Earnings per Share	$0.28	$—	$—	$0.05	$0.33	$—	$—	$0.66
ROE	4%	—%	—%	1%	4%	—%	—%	9%
ROE-GW	6	—	—	1	8	—	—	15
ROA	0.34	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	86	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	21	NM	NM	38	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $279 million reflects costs associated with the merger; significant litigation charges of $1.9 billion were taken in the second quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$993	$—	$—	$—	$—	$—	$—	$993
Trading Revenue	1,859	328	—	—	—	—	—	2,187
Lending & Deposit Related Fees	820	—	—	—	—	—	—	820
Asset Management, Administration and Commissions	2,498	—	—	—	—	—	—	2,498
Securities / Private Equity Gains (Losses)	(45)	—	—	—	—	—	—	(45)
Mortgage Fees and Related Income	362	—	—	—	—	—	—	362
Credit Card Income	1,734	—	(815)	—	—	—	—	919
Other Income	201	—	—	—	—	—	115	316

Noninterest Revenue	8,422	328	(815)	—	—	—	115	8,050

Net Interest Income	5,225	(328)	1,732	—	—	—	61	6,690

TOTAL NET REVENUE	13,647	—	917	—	—	—	176	14,740

Provision for Credit Losses	427	—	917	—	—	—	—	1,344

NONINTEREST EXPENSE
Compensation Expense	4,702	—	—	—	—	—	—	4,702
Occupancy Expense	525	—	—	—	—	—	—	525
Technology and Communications Expense	920	—	—	—	—	—	—	920
Professional & Outside Services	1,074	—	—	—	—	—	—	1,074
Marketing	483	—	—	—	—	—	—	483
Other Expense	805	—	—	—	—	—	—	805
Amortization of Intangibles	383	—	—	—	—	—	—	383

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,892	—	—	—	—	—	—	8,892
Merger Costs	145	—	—	(145)	—	—	—	—
Litigation Reserve Charge	900	—	—	—	(900)	—	—	—

TOTAL NONINTEREST EXPENSE	9,937	—	—	(145)	(900)	—	—	8,892

Income (Loss) before Income Tax Expense	3,283	—	—	145	900	—	176	4,504
Income Tax Expense (Benefit)	1,019	—	—	55	342	—	176	1,592

NET INCOME (LOSS)	$2,264	$—	$—	$90	$558	$—	$—	$2,912

FINANCIAL RATIOS
Diluted Earnings per Share	$0.63	$—	$—	$0.03	$0.15	$—	$—	$0.81
ROE	9%	—%	—%	—%	2%	—%	—%	11%
ROE-GW	15	—	—	1	3	—	—	19
ROA	0.79	NM	NM	NM	NM	NM	NM	0.96
Overhead Ratio	73	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	31	NM	NM	38	38	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $145 million reflects costs associated with the merger; significant litigation charges of $900 million were taken in the first quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FOURTH QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$1,073	$—	$—	$—	$—	$—	$—	$1,073
Trading Revenue	611	511	—	—	—	—	—	1,122
Lending & Deposit Related Fees	903	—	—	—	—	—	—	903
Asset Management, Administration and Commissions	2,330	—	—	—	—	—	—	2,330
Securities / Private Equity Gains (Losses)	569	—	—	—	—	—	—	569
Mortgage Fees and Related Income	85	—	—	—	—	—	—	85
Credit Card Income	1,822	—	(786)	—	—	—	—	1,036
Other Income	228	—	1	—	—	—	178	407

Noninterest Revenue	7,621	511	(785)	—	—	—	178	7,525

Net Interest Income	5,329	(511)	1,796	—	—	—	10	6,624

TOTAL NET REVENUE	12,950	—	1,011	—	—	—	188	14,149

Provision for Credit Losses	1,157	—	1,011	—	—	(525)	—	1,643

NONINTEREST EXPENSE
Compensation Expense	4,211	—	—	—	—	—	—	4,211
Occupancy Expense	609	—	—	—	—	—	—	609
Technology and Communications Expense	1,051	—	—	—	—	—	—	1,051
Professional & Outside Services	1,191	—	—	—	—	—	—	1,191
Marketing	428	—	—	—	—	—	—	428
Other Expense	981	—	—	—	—	—	—	981
Amortization of Intangibles	392	—	—	—	—	—	—	392

Total Noninterest Expense before Merger Costs and	8,863	—	—	—	—	—	—	8,863
Litigation Reserve Charge
Merger Costs	523	—	—	(523)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,386	—	—	(523)	—	—	—	8,863

Income (Loss) before Income Tax Expense	2,407	—	—	523	—	525	188	3,643
Income Tax Expense (Benefit)	741	—	—	199	—	199	188	1,327

NET INCOME (LOSS)	$1,666	$—	$—	$324	$—	$326	$—	$2,316

FINANCIAL RATIOS
Diluted Earnings per Share	$0.46	$—	$—	$0.09	$—	$0.09	$—	$0.64
ROE	6%	—%	—%	1%	—%	2%	—%	9%
ROE-GW	11	—	—	2	—	2	—	15
ROA	0.57	NM	NM	NM	NM	NM	NM	0.75
Overhead Ratio	72	NM	NM	NM	NM	NM	NM	63
Effective Income Tax Rate	31	NM	NM	38	NM	38	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $523 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	THIRD QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$879	$—	$—	$—	$—	$—	$—	$879
Trading Revenue	408	424	—	—	—	—	—	832
Lending & Deposit Related Fees	943	—	—	—	—	—	—	943
Asset Management, Administration and Commissions	2,185	—	—	—	—	—	—	2,185
Securities / Private Equity Gains (Losses)	413	—	—	—	—	—	—	413
Mortgage Fees and Related Income	233	—	—	—	—	—	—	233
Credit Card Income	1,782	—	(848)	—	—	—	—	934
Other Income	210	—	(3)	—	—	118	64	389

Noninterest Revenue	7,053	424	(851)	—	—	118	64	6,808

Net Interest Income	5,452	(424)	1,779	—	—	—	(36)	6,771

TOTAL NET REVENUE	12,505	—	928	—	—	118	28	13,579

Provision for Credit Losses	1,169	—	928	—	—	(333)	—	1,764

NONINTEREST EXPENSE
Compensation Expense	4,050	—	—	—	—	—	—	4,050
Occupancy Expense	604	—	—	—	—	—	—	604
Technology and Communications Expense	1,046	—	—	—	—	—	—	1,046
Professional & Outside Services	1,103	—	—	—	—	—	—	1,103
Marketing	506	—	—	—	—	—	—	506
Other Expense	920	—	—	—	—	—	—	920
Amortization of Intangibles	396	—	—	—	—	—	—	396

Total Noninterest Expense before Merger Costs and	8,625	—	—	—	—	—	—	8,625
Litigation Reserve Charge
Merger Costs	752	—	—	(752)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,377	—	—	(752)	—	—	—	8,625

Income (Loss) before Income Tax Expense	1,959	—	—	752	—	451	28	3,190
Income Tax Expense (Benefit)	541	—	—	290	—	172	28	1,031

NET INCOME (LOSS)	$1,418	$—	$—	$462	$—	$279	$—	$2,159

FINANCIAL RATIOS
Diluted Earnings per Share	$0.39	$—	$—	$0.13	$—	$0.08	$—	$0.60
ROE	5%	—%	—%	2%	—%	1%	—%	8%
ROE-GW	9	—	—	3	—	2	—	14
ROA	0.50	NM	NM	NM	NM	NM	NM	0.72
Overhead Ratio	75	NM	NM	NM	NM	NM	NM	64
Effective Income Tax Rate	28	NM	NM	39	NM	38	100	32

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $752 million reflects costs associated with the merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	SECOND QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$939	$—	$—	$—	$—	$—	$—	$939
Trading Revenue	968	439	—	—	—	—	—	1,407
Lending & Deposit Related Fees	957	—	—	—	—	—	—	957
Asset Management, Administration and Commissions	2,302	—	—	—	—	—	—	2,302
Securities / Private Equity Gains (Losses)	403	—	—	—	—	—	—	403
Mortgage Fees and Related Income	316	—	—	—	—	—	—	316
Credit Card Income	1,686	—	(711)	—	—	—	—	975
Other Income	434	—	(45)	—	—	—	170	559

Noninterest Revenue	8,005	439	(756)	—	—	—	170	7,858

Net Interest Income	5,274	(439)	2,114	—	—	—	(31)	6,918

TOTAL NET REVENUE	13,279	—	1,358	—	—	—	139	14,776

Provision for Credit Losses	248	—	1,358	—	—	—	—	1,606

NONINTEREST EXPENSE
Compensation Expense	4,227	—	—	—	—	—	—	4,227
Occupancy Expense	596	—	—	—	—	—	—	596
Technology and Communications Expense	960	—	—	—	—	—	—	960
Professional & Outside Services	1,106	—	—	—	—	—	—	1,106
Marketing	521	—	—	—	—	—	—	521
Other Expense	1,037	—	—	—	—	—	—	1,037
Amortization of Intangibles	392	—	—	—	—	—	—	392

Total Noninterest Expense before Merger Costs and	8,839	—	—	—	—	—	—	8,839
Litigation Reserve Charge
Merger Costs	90	—	—	(90)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	12,629	—	—	(90)	(3,700)	—	—	8,839

Income (Loss) before Income Tax Expense	402	—	—	90	3,700	—	139	4,331
Income Tax Expense (Benefit)	(31)	—	—	30	1,406	—	139	1,544

NET INCOME (LOSS)	$433	$—	$—	$60	$2,294	$—	$—	$2,787

FINANCIAL RATIOS
Diluted Earnings per Share	$0.12	$—	$—	$0.02	$0.63	$—	$—	$0.77
ROE	2%	—%	—%	—%	9%	—%	—%	11%
ROE-GW	3	—	—	—	15	—	—	18
ROA	0.15	NM	NM	NM	NM	NM	NM	0.92
Overhead Ratio	95	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	8	NM	NM	33	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $90 million reflects costs associated with the merger; significant litigation charges of $3.7 billion were taken in the second quarter of 2004.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	YEAR-TO-DATE 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$1,954	$—	$—	$—	$—	$—	$—	$1,954
Trading Revenue	2,246	526	—	—	—	—	—	2,772
Lending & Deposit Related Fees	1,671	—	—	—	—	—	—	1,671
Asset Management, Administration and Commissions	5,039	—	—	—	—	—	—	5,039
Securities / Private Equity Gains (Losses)	362	—	—	—	—	—	—	362
Mortgage Fees and Related Income	698	—	—	—	—	—	—	698
Credit Card Income	3,497	—	(1,543)	—	—	—	—	1,954
Other Income	697	—	—	—	—	—	258	955

Noninterest Revenue	16,164	526	(1,543)	—	—	—	258	15,405

Net Interest Income	10,226	(526)	3,390	—	—	—	145	13,235

TOTAL NET REVENUE	26,390	—	1,847	—	—	—	403	28,640

Provision for Credit Losses	1,014	—	1,847	—	—	—	—	2,861

NONINTEREST EXPENSE
Compensation Expense	8,968	—	—	—	—	—	—	8,968
Occupancy Expense	1,105	—	—	—	—	—	—	1,105
Technology and Communications Expense	1,816	—	—	—	—	—	—	1,816
Professional & Outside Services	2,204	—	—	—	—	—	—	2,204
Marketing	1,020	—	—	—	—	—	—	1,020
Other Expense	1,759	—	—	—	—	—	—	1,759
Amortization of Intangibles	768	—	—	—	—	—	—	768

Total Noninterest Expense before Merger Costs and	17,640	—	—	—	—	—	—	17,640
Litigation Reserve Charge
Merger Costs	424	—	—	(424)	—	—	—	—
Litigation Reserve Charge	2,772	—	—	—	(2,772)	—	—	—

TOTAL NONINTEREST EXPENSE	20,836	—	—	(424)	(2,772)	—	—	17,640

Income (Loss) before Income Tax Expense	4,540	—	—	424	2,772	—	403	8,139
Income Tax Expense (Benefit)	1,282	—	—	161	1,053	—	403	2,899

NET INCOME (LOSS)	$3,258	$—	$—	$263	$1,719	$—	$—	$5,240

FINANCIAL RATIOS
Diluted Earnings per Share	$0.91	$—	$—	$0.08	$0.48	$—	$—	$1.47
ROE	6%	—%	—%	1%	3%	—%	—%	10%
ROE-GW	11	—	—	1	5	—	—	17
ROA	0.56	NM	NM	NM	NM	NM	NM	0.85
Overhead Ratio	79	NM	NM	NM	NM	NM	NM	62
Effective Income Tax Rate	28	NM	NM	38	38	NM	100	36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $424 million reflects costs associated with the merger; significant litigation charges of $2.8 billion were taken in the first six months of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	YEAR-TO-DATE 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis

REVENUE
Investment Banking Fees	$1,683	$—	$—	$—	$—	$—	$—	$1,683
Trading Revenue	2,745	1,015	—	—	—	—	—	3,760
Lending & Deposit Related Fees	1,898	—	—	—	—	—	—	1,898
Asset Management, Administration and Commissions	4,662	—	—	—	—	—	—	4,662
Securities / Private Equity Gains (Losses)	990	—	—	—	—	—	—	990
Mortgage Fees and Related Income	509	—	—	—	—	—	—	509
Credit Card Income	3,242	—	(1,460)	—	—	—	—	1,782
Other Income	772	—	(84)	—	—	—	330	1,018

Noninterest Revenue	16,501	1,015	(1,544)	—	—	—	330	16,302

Net Interest Income	10,585	(1,015)	4,226	—	—	—	(66)	13,730

TOTAL NET REVENUE	27,086	—	2,682	—	—	—	264	30,032

Provision for Credit Losses	401	—	2,682	—	—	—	—	3,083

NONINTEREST EXPENSE
Compensation Expense	8,794	—	—	—	—	—	—	8,794
Occupancy Expense	1,190	—	—	—	—	—	—	1,190
Technology and Communications Expense	1,949	—	—	—	—	—	—	1,949
Professional & Outside Services	2,303	—	—	—	—	—	—	2,303
Marketing	1,010	—	—	—	—	—	—	1,010
Other Expense	1,922	—	—	—	—	—	—	1,922
Amortization of Intangibles	783	—	—	—	—	—	—	783

Total Noninterest Expense before Merger Costs and	17,951	—	—	—	—	—	—	17,951
Litigation Reserve Charge
Merger Costs	90	—	—	(90)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	21,741	—	—	(90)	(3,700)	—	—	17,951

Income (Loss) before Income Tax Expense	4,944	—	—	90	3,700	—	264	8,998
Income Tax Expense (Benefit)	1,484	—	—	30	1,406	—	264	3,184

NET INCOME (LOSS)	$3,460	$—	$—	$60	$2,294	$—	$—	$5,814

FINANCIAL RATIOS
Diluted Earnings per Share	$0.96	$—	$—	$0.02	$0.63	$—	$—	$1.61
ROE	7%	—%	—%	—%	4%	—%	—%	11%
ROE-GW	11	—	—	—	8	—	—	19
ROA	0.61	NM	NM	NM	NM	NM	NM	0.97
Overhead Ratio	80	NM	NM	NM	NM	NM	NM	60
Effective Income Tax Rate	30	NM	NM	33	38	NM	100	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 19 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $90 million reflects costs associated with the merger; significant litigation charges of $3.7 billion were taken in the first six months of 2004.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.